UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

Information Required in Proxy Statement
Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.   )

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CĪON Investment Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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3 Park Avenue, 36th Floor
New York, NY 10016

April 3, 2017

Dear Shareholder:

You are cordially invited to attend the 2017 Annual Meeting of Shareholders (the “Annual Meeting”) of CĪON Investment Corporation (the “Company”) to be held on Thursday, May 25, 2017 at 9:30 A.M., Eastern Time, at the offices of the Company, 3 Park Avenue, 36th Floor, New York, NY 10016.

The Notice of Annual Meeting of Shareholders and Proxy Statement accompanying this letter provide an outline of the business to be conducted at the Annual Meeting. At the Annual Meeting, you will be asked: (i) to elect two directors of the Company; (ii) to ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017; and (iii) to approve the deletion of Article XIII of the Company’s charter, which currently provides for the automatic repeal of certain sections and articles of the charter upon a listing of the Company’s shares. We will also report on the progress of the Company during the past year and respond to shareholders’ questions.

It is important that your shares be represented at the Annual Meeting. If you are unable to attend the Annual Meeting in person, we urge you to complete, date and sign the enclosed proxy card and promptly return it in the envelope provided. Your vote and participation in the governance of the Company is very important to us.

Sincerely yours,

Mark Gatto
Co-Chairman of the Board of Directors

Michael A. Reisner
Co-Chairman of the Board of Directors

CĪON INVESTMENT CORPORATION
3 Park Avenue, 36th Floor
New York, NY 10016
(212) 418-4700

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 25, 2017

To the Shareholders of CĪON Investment Corporation:

The 2017 Annual Meeting of Shareholders (the “Annual Meeting”) of CĪON Investment Corporation (the “Company”) will be held at 3 Park Avenue, 36th Floor, New York, NY 10016 on Thursday, May 25, 2017 at 9:30 A.M., Eastern Time, for the following purposes:

1.	To elect two directors of the Company, who will each serve for a term of three years, or until their successors are duly elected and qualified;
2.	To ratify the selection of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2017;
3.	To approve the deletion of Article XIII of the Company’s charter, which currently provides for the automatic repeal of certain sections and articles of the charter upon a listing of the Company’s shares; and
4.	To transact such other business as may properly come before the Annual Meeting, and any adjournments or postponements thereof.

You have the right to receive notice of and to vote at the Annual Meeting if you were a shareholder of record at the close of business on April 3, 2017. If you are unable to attend, please sign the enclosed proxy card and return it promptly in the self-addressed, postage prepaid envelope provided. Please refer to the voting instructions provided on your proxy card. In the event there are not sufficient votes for a quorum or to approve the proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company.

The Company has enclosed a copy of the proxy statement, the proxy card and the Company’s annual report to shareholders for the year ended December 31, 2016 (the “Annual Report”). The proxy statement, the proxy card and the Annual Report are also available on the Company’s website at www.cioninvestments.com.

By Order of the Board of Directors,

Stephen Roman,
Corporate Secretary

New York, New York
April 3, 2017

    This is an important meeting. To ensure proper representation at the meeting, please complete, sign, date and return the proxy card in the enclosed self-addressed envelope. Even if you vote your shares prior to the meeting, you still may attend the meeting and vote your shares in person if you wish to change your vote.

CĪON INVESTMENT CORPORATION

3 Park Avenue, 36th Floor
New York, NY 10016

ANNUAL MEETING OF SHAREHOLDERS
To Be Held On May 25, 2017

PROXY STATEMENT

GENERAL

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (“Board” or “Directors”) of CĪON Investment Corporation, a Maryland corporation (the “Company”), for use at the Annual Meeting of Shareholders of the Company to be held at 9:30 A.M. Eastern Time on Thursday, May 25, 2017, at the offices of the Company, 3 Park Avenue, 36th Floor, New York, NY 10016, and any adjournments or postponements thereof (the “Annual Meeting”). This Proxy Statement and the accompanying materials are being mailed to shareholders of record described below on or about April 3, 2017 and are available at www.cioninvestments.com.

All properly executed proxies representing shares of common stock, par value $0.001 per share, of the Company (“Shares”) received prior to the Annual Meeting will be voted in accordance with the instructions marked thereon. If no specification is made, the Shares will be voted FOR the proposal to elect directors, FOR the proposal to ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm and FOR the proposal to delete Article XIII of the Company’s charter (the “Charter”), which currently provides for the automatic repeal of certain sections and articles of the Charter upon a listing of the Shares. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise. Shareholders who execute proxies may revoke them with respect to a proposal by attending the Annual Meeting and voting his or her Shares in person, or by submitting a letter of revocation or a later-dated proxy to the Company at the above address prior to the date of the Annual Meeting.

Quorum

Shareholders of the Company are entitled to one vote for each Share held. Under the Company’s Bylaws, one third of the number of Shares entitled to be cast, present in person or by proxy, constitutes a quorum for the transaction of business. Abstentions, withheld votes, and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as Shares that are present for purposes of determining the presence of a quorum for transacting business at the Annual Meeting. However, abstentions and broker non-votes are not counted as votes cast.

Record Date

You may vote your shares at the Annual Meeting only if you were a shareholder of record at the close of business on the record date. The Board has fixed the close of business on April 3, 2017 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and all adjournments thereof. There were 111,370,660 Shares outstanding on the Record Date.

Vote Required

Election of Nominee Directors.  The directors shall be elected by a plurality of all the votes cast at the Annual Meeting (i.e., more votes for the director than any other option for the position), provided that a quorum is present. Each Share may be voted for the director nominees. Votes that are withheld will have no effect on the outcome of the vote on this proposal. Shares represented by broker non-votes are also not considered votes cast and thus have no effect on this proposal.

Ratification of Independent Registered Public Accounting Firm.  The affirmative vote of a majority of the votes cast at the Annual Meeting in person or by proxy is required to ratify the appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending

December 31, 2017. Abstentions will not be included in determining the number of votes cast and, as a result, will not have any effect on the result of the vote. Because brokers will have discretionary authority to vote for the ratification of the appointment of the Company’s independent registered public accounting firm in the event that they do not receive voting instructions from the beneficial owner of the Shares, there will not be any broker non-votes with respect to this proposal.

Approval of a Proposal to Amend the Charter to Delete Article XIII, “Listing.”  The affirmative vote of a majority of the outstanding Shares entitled to vote at the Annual Meeting as of the Record Date is necessary for approval of this proposal. Abstentions and broker non-votes will not count as affirmative votes cast and will therefore count against this proposal.

Additional Solicitation

In the event that a quorum is not present at the Annual Meeting, the Chairman of the Annual Meeting or the shareholders entitled to vote at the Annual Meeting, present in person or by proxy, shall have the power to adjourn the Annual Meeting from time to time to a date not more than 120 days after the Record Date without notice other than the announcement at the Annual Meeting to permit further solicitation of proxies. The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought. Any business that might have been transacted at the Annual Meeting originally called may be transacted at any such adjourned session(s) at which a quorum is present.

If sufficient votes in favor of one or more proposals have been received by the time of the Annual Meeting, the proposals will be acted upon and such actions will be final, regardless of any subsequent adjournment to consider other proposals.

Householding

The Company combines mailings for multiple accounts going to a single household by delivering to that address in a single envelope a copy of the document (annual reports, prospectuses, proxy statements, etc.) or other communications for all accounts who have consented or are deemed to have consented to receiving such communications in such manner in accordance with the rules of the Securities and Exchange Commission (the “SEC”). If you do not want the Company to continue consolidating your mailings and would prefer to receive separate mailings of Company communications, please contact the Company’s transfer agent, DST Systems, Inc. at (800) 343-3736 or send mail to CĪON Investment Corporation, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, Missouri 64105.

Voting

You may vote in person at the Annual Meeting or by proxy in accordance with the instructions provided below.

When voting by proxy and mailing your proxy card, you are required to:

•	indicate your instructions on the proxy card;
•	date and sign the proxy card;
•	mail the proxy card promptly in the envelope provided, which requires no postage if mailed in the United States; and
•	allow sufficient time for the proxy card to be received on or before 9:30 A.M. Eastern Time on May 25, 2017.

The Company has enclosed a copy of this proxy statement, the proxy card and the Company’s annual report to shareholders for the year ended December 31, 2016 (the “Annual Report”). This proxy statement, the proxy card and the Annual Report are also available on the Company’s website at www.cioninvestments.com and the SEC’s website at www.sec.gov.

Other Information Regarding this Solicitation

The Company will bear the expense of the solicitation of proxies for the Annual Meeting, including the cost of preparing, printing, and mailing this proxy statement, the accompanying Notice of Annual Meeting of Shareholders, and the proxy card. The Company has requested that brokers, nominees, fiduciaries, and other persons holding Shares in their names, or in the name of their nominees, which are beneficially owned by others, forward the proxy materials to, and obtain proxies from, such beneficial owners. The Company will reimburse such persons for their reasonable expenses in so doing.

In addition to the solicitation of proxies by mail, proxies may be solicited in person and by telephone or facsimile transmission by directors, officers or regular employees of the Company and its affiliates (without special compensation therefor). The Company has also retained Mediant Communications Inc. to assist in the solicitation of proxies for fees and expenses of approximately $130,000. Any proxy given pursuant to this solicitation may be revoked by notice from the person giving the proxy at any time before it is exercised. Any such notice of revocation should be provided in writing and signed by the shareholder in the same manner as the proxy being revoked and delivered to the Company’s proxy tabulator.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table sets forth, as of the Record Date, the beneficial ownership of the nominees for director, the Company’s executive officers and directors, each person known to the Company to beneficially own 5% or more of the outstanding Shares, and all of the Company’s executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of the Company’s Shares is based upon information furnished by the Company’s transfer agent and other information obtained from such persons, if available.

Unless otherwise indicated, the Company believes that each beneficial owner set forth in the table has sole voting and investment power and has the same address as the Company. The Company’s address is 3 Park Avenue, 36th Floor, New York, NY 10016.

Name and Address of Beneficial Owner	Number of Shares Owned Beneficially(1)	Percentage of Class(2)
Interested Directors:
Mark Gatto(3)	55,611.1		*
Michael A. Reisner(3)	55,611.1		*
Independent Directors:
Robert A. Breakstone	None	None
Peter I. Finlay	None	None
Aron I. Schwartz	None	None
Earl V. Hedin(4)	7,701.75		*
Executive Officers:
Keith S. Franz	None	None
Gregg A. Bresner	None	None
Stephen Roman	None	None
All Executive Officers and Directors as a group (9 persons)	118,923.95		*

*	Less than 1%
(1)	Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
(2)	Based on a total of 111,370,660 Shares issued and outstanding on April 3, 2017.
(3)	CION Investment Group, LLC (formerly, ICON Investment Group, LLC) (“CIG”) is the record holder of 111,222.2 Shares. Messrs. Gatto and Reisner control CIG and, as a result, may be deemed to be the indirect beneficial owners of the Shares held by CIG. Messrs. Gatto and Reisner disclaim beneficial ownership of the Shares held by CIG except to the extent of their respective pecuniary interest therein.
(4)	The Hudson Partners Group Incentive Savings Trust (the “Trust”) is the record holder of these Shares. Mr. Hedin is the indirect beneficial owner with sole voting and investment power with respect to the Shares held by the Trust.

DOLLAR RANGE OF SECURITIES BENEFICIALLY OWNED BY DIRECTORS

Set forth in the table below is the dollar range of equity securities of the Company beneficially owned by each director as of the Record Date.

Name of Director	Dollar Range of Equity Securities Beneficially Owned in the Company(1)(2)
Independent Directors:
Robert A. Breakstone	None
Peter I. Finlay	None
Aron I. Schwartz	None
Earl V. Hedin	$50,001 – $100,000
Interested Directors:
Mark Gatto	Over $100,000
Michael A. Reisner	Over $100,000

(1)	The dollar ranges are as follows: none, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000 or over $100,000.
(2)	Beneficial ownership determined in accordance with Rule 16a-1(a)(2) under the Exchange Act.

PROPOSAL 1: ELECTION OF DIRECTORS

At the Annual Meeting, shareholders are being asked to consider the election of two of the current directors of the Company. Pursuant to the Company’s Bylaws, the Board may modify the number of directors on the Board, provided that the number of directors will not be fewer than one, the minimum number required by the Maryland General Corporation Law, or greater than twelve. Pursuant to the Company’s articles of incorporation, the Company’s directors are divided into three classes. Each class of directors will hold office for a three-year term. However, the initial members of the three classes had initial terms of one, two and three years, respectively. At each annual meeting of shareholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of shareholders held in the third year following the year of their election. Each director will hold office for the term to which he or she is elected and serve until his or her successor is duly elected and qualified. The Board is currently comprised of six directors.

The directors named below have been nominated for election by the Board to each serve a three-year term expiring at the 2020 annual meeting of shareholders and until their successors are duly elected and qualified. The directors have agreed to serve as directors if elected and have consented to be named as nominees. No person being nominated as a director is being proposed for election pursuant to any agreement or understanding between any such person and the Company.

A shareholder can vote for, or withhold his or her vote from, the director nominees. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy FOR the election of the director nominees named below. If the director nominees should decline or be unable to serve as a director, it is intended that the proxy will be voted for the election of such person or persons as are nominated as replacements. The Board has no reason to believe that any of the persons named will be unable or unwilling to serve.

Information about Director Nominees and Executive Officers

Certain information pertaining to the director nominees and other directors and executive officers of the Company is set forth below, including their names, ages, a brief description of their recent business experience, including present occupations and employment, certain directorships that each person held during the last five years, and the year in which each person became a director of the Company. The Board oversees the Company’s business and investment activities and is responsible for protecting the interests of the Company’s shareholders. The responsibilities of the Board include, among other things, the oversight of the Company’s investment activities, the quarterly valuation of the Company’s assets, oversight of the Company’s financing arrangements and corporate governance activities.

Director Independence

A majority of the members of the Board are not “interested persons” of the Company or CION Investment Management, LLC, the Company’s investment adviser (“CIM”), as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“1940 Act”). These individuals are referred to as the Company’s independent directors (“Independent Directors”). Section 2(a)(19) of the 1940 Act defines an “interested person” to include, among other things, any person who has, or within the last two years had, a material business or professional relationship with the Company. The members of the Board that are not Independent Directors are referred to as interested directors (“Interested Directors”).

The Board has determined that the following director nominees are independent: Messrs. Breakstone and Schwartz. The Board has determined that the following directors are also Independent Directors: Messrs. Finlay and Hedin. The Board has determined that the following directors are Interested Directors: Messrs. Gatto and Reisner. Based upon information requested from each director concerning his background, employment and affiliations, the Board has affirmatively determined that none of the Independent Directors has, or within the last two years had, a material business or professional relationship with the Company, other than in his capacity as a member of the Board or any Board committee or as a shareholder.

NOMINEES FOR INDEPENDENT DIRECTOR

Name, Address(1), Age and Position(s) with Company	Term of Office(2) and Length of Time Served	Principal Occupation(s)	Other Public Directorships Held by Director
Robert A. Breakstone Age: 79 Director	2012 – 2017	Robert A. Breakstone has been the President and Chief Executive Officer of Landmark International Group, Inc., an independent consulting firm providing business development, financial, information technology, and marketing services to major corporations and start-up entrepreneurial ventures, since 1995. Previously, Mr. Breakstone served as Executive Vice President and Chief Operating Officer at GTECH Corporation, a provider of technology-based gaming systems and services, from 1988 to 1995, where he took the firm private in a leveraged buyout and then public again later in an initial public offering. Prior to GTECH, he was President and Chief Executive Officer at Health-tex, Inc., which we believe is a leading marketer and retailer of children’s apparel, from 1985 to 1988, where he led a management buyout of the firm from Chesebrough Pond’s Inc., where he served as Group Vice President and served on the Executive Committee and Board of Directors from 1974 to 1985. Prior to Chesebrough Pond’s, Mr. Breakstone was a Group Executive with the Chase Manhattan Bank N.A. from 1970 to 1974, where he managed major corporate, domestic and international banking divisions. From 1967 to 1970, he was Vice President and Chief Financial Officer of Systems Audits, Inc., a management consulting firm providing information technology services to the financial industry.	None
Mr. Breakstone also served on the board of directors of By Design International Ltd., a private, for-profit designer and marketer of women’s apparel and on the advisory board of Hoffinger Industries, Inc., a leader in the above-ground pool/filtration industry. In addition to his prior service as a member of the board of Chesebrough Pond’s, Mr. Breakstone also served on the board of directors of OSF, Inc., a Canadian publicly traded company, from 1996 to 1998 where, as a member of an independent special committee, he was responsible for selling the company to a US-based financial entity. Mr. Breakstone served as an Adjunct Professor at the Graduate School of Business at Mercy College from 1999 to 2008. From 1963 to 1967, Mr. Breakstone was an adjunct professor at New York University.

Name, Address(1), Age and Position(s) with Company	Term of Office(2) and Length of Time Served	Principal Occupation(s)	Other Public Directorships Held by Director
In addition, from 1967 to 1969, Mr. Breakstone was an Adjunct Assistant Professor at Pace University. Mr. Breakstone’s degrees include a B.S. in Mathematics and an M.B.A. from the City College of New York. Mr. Breakstone has extensive operating experience in both public and private companies in a variety of industries and has served as a member of various boards. This experience has provided Mr. Breakstone, in the opinion of the Board, with experience and insight that is beneficial to the Company.
Aron I. Schwartz Age: 46 Director	2012 – 2017	Aron I. Schwartz has been a Managing Director at ACON Investments since July 2014. Mr. Schwartz is the founder of Constructivist Capital, LLC, a firm that works with family offices and alternative asset management firms to pursue attractive investment opportunities. He was previously a consultant to and a Managing Director at Avenue Capital from 2012 to 2014, and held various positions culminating in Managing Director of Fenway Partners, a middle market private equity firm based in New York, from 1999 to 2011. From 1997 to 1999, Mr. Schwartz was an associate in the Financial Entrepreneurs Group of Salomon Smith Barney, where he worked on a variety of financings and advisory assignments. He also serves or has served on the board of directors of a number of other public and private companies, including 1-800 Contacts, Inc., Commonwealth Laminating & Coating, Inc., Easton Bell Sports, Inc., STVT-AAI Education Inc., Igloo Products Corp., APR Energy, PLC, Thunderbird Investments and ATU Auto Technick-Unger. In addition, Mr. Schwartz previously served on the board of directors of the Open Road Foundation and US-ASEAN Business Council. Mr. Schwartz, a Certified Management Accountant, received his J.D. and M.B.A with honors from U.C.L.A. and his B.A. and B.S.E. cum laude from the Wharton School at the University of Pennsylvania.	Easton Bell Sports, Inc.

Name, Address(1), Age and Position(s) with Company	Term of Office(2) and Length of Time Served	Principal Occupation(s)	Other Public Directorships Held by Director
Mr. Schwartz has extensive experience in the finance and private equity industries and has served as a member of the board of directors of various public and private companies in a variety of industries. This experience, along with the fact that he is a Certified Management Accountant, has provided Mr. Schwartz, in the opinion of the Board, with experience and insight that is beneficial to the Company.

INDEPENDENT DIRECTORS

Name, Address(1), Age and Position(s) with Company	Term of Office(2) and Length of Time Served	Principal Occupation(s)	Other Public Directorships Held by Director
Peter I. Finlay Age: 55 Director	2016 – 2019	Peter I. Finlay is the founder and Managing Principal of Ardentis LLC, a corporate finance consulting firm that provides advisory services to companies in the U.S. and international markets. From 2008 to 2013, Mr. Finlay served as Managing Director of ICON Capital, LLC and was responsible for managing new business origination in Europe and North America. Prior to 2008, Mr. Finlay held various management positions both in financial institutions and in relevant industries. From 2006 to 2008, he served as Director of Equipment Finance at Landsbanki Commercial Finance where he established a new industrial finance business with a focus on originating middle market secured debt transactions. From 2003 to 2006, he served as Vice President & Regional Director Europe for GMAC Commercial Finance where he started a new equipment finance business. From 2000 to 2003, Mr. Finlay served as a Director of Project Finance Organization at Bell Labs Lucent Technologies and from 1997 to 1999 he served as a Marketing Director of Structured Finance at Transamerica Leasing, where he established a structured finance operation covering Europe and the Middle East. Mr. Finlay started his career at National Westminster Bank (1979 – 1986) before moving to Barclays (1986 – 1997), where he held various positions, including Manager in the middle market structured leasing department and Manager in the para-banking inspection department where he was responsible for reviewing risk management compliance and risk underwriting in the bank’s European equipment finance subsidiaries.
None
Since 2014, Mr. Finlay has been the Managing Principal of Ardentis LLC and is also an advisor to the board of EMM Investments LLC, a privately held asset manager engaged in lending to asset intensive companies. From 2009 to 2011, Mr. Finlay served as Chairman and non-executive Director of Premier Telesolutions Ltd. (UK).

Name, Address(1), Age and Position(s) with Company	Term of Office(2) and Length of Time Served	Principal Occupation(s)	Other Public Directorships Held by Director
Mr. Finlay became an Associate of the Chartered Institute of Bankers in England and Wales in 1994 and completed a Diploma in Financial Studies in 1997. He completed an M.B.A. at City University Business School in London in 1997 and subsequently served as a tutor in the evening M.B.A. program. He is a member of the Institute of Directors in the United Kingdom.

In the opinion of the Board, Mr. Finlay’s experience of working with large financial institutions in the middle market combined with his knowledge of structured finance, risk management and financial control, brings value to the Board.

Name, Address(1), Age and Position(s) with Company	Term of Office(2) and Length of Time Served	Principal Occupation(s)	Other Public Directorships Held by Director
Earl V. Hedin Age: 60 Director	2017 – 2019	Earl V. Hedin is the co-founder and Managing Partner of Hudson Partners Group LLC and its broker-dealer, Hudson Partners Securities LLC, registered with FINRA. The firm assists investment managers in raising institutional capital for hedge funds, private equity and other alternative investment strategies. From 1999 to 2007, Mr. Hedin served as a Senior Managing Director at Bear, Stearns & Co. Inc., where he held various senior roles building and guiding the Bear Stearns Asset Management Group. These roles included Chief Financial Officer, Director of Alternatives and co-head and founder of the firm's Private Funds Group. He was responsible for the firm's sponsored venture capital funds and headed the approximately $1 billion private equity fund-of-funds program. During his tenure, he created numerous alternative asset products and helped raise over $3 billion for these funds. Mr. Hedin also created the first hedge fund-of-funds product at Bear Stearns. From 1995 to 1998, he served as a Managing Director – Principal, and worked on several key international financial structuring projects, including the creation of Bear Stearns Irish Bank in Dublin. Additionally, Mr. Hedin created the Bear Stearns Dublin Development Center to reduce technology related costs. From 1994 to 1995, he served as Vice President at Bankers Trust New York Corporation, where he was responsible for strategic planning and management reporting. Prior to that, from 1989 to 1993, he worked as a Vice President and Controller in the firm's Domestic Merchant Bank and directed all financial management functions across a variety of business units. During that time, he was also actively involved in the buying and selling of LBO partnership interests. From 1988 to 1989, he served as Vice President – Finance and Chief Financial Officer of American International Group's credit subsidiary, A.I. Credit Corporation, and managed the firm's liability portfolio. Previously, Mr. Hedin was an Associate in Morgan Stanley's venture capital group as well as the Chief Financial Officer of the group's activities. Prior to that, he served as a Senior Accountant at Price Waterhouse.
None

Name, Address(1), Age and Position(s) with Company	Term of Office(2) and Length of Time Served	Principal Occupation(s)	Other Public Directorships Held by Director
Mr. Hedin received his M.B.A from Rutgers Graduate School of Management in 1980 and did graduate studies at Carnegie-Mellon University. He received his B.A. from Rutgers College in 1978. Mr. Hedin is a holder of the right to use the Chartered Financial Analyst® designation and is a Certified Public Accountant (retired). Mr. Hedin also holds various FINRA licenses including Series 7, 63, 99, 24 (Securities Principal) and 27 (Financial Principal).

In the opinion of the Board, Mr. Hedin’s extensive experience working with large financial institutions combined with his knowledge of various alternative investment strategies and industries, provides experience and insight that is beneficial to the Company.

INTERESTED DIRECTORS(3)

Name, Address(1), Age and Position(s) with Company	Term of Office(2) and Length of Time Served	Principal Occupation(s)	Other Public Directorships Held by Director
Mark Gatto Age: 44 Co-Chairman and Co-Chief Executive Officer of the Company	2011 – 2018	Mark Gatto serves as Co-Chairman and Co-Chief Executive Officer of the Company and CIG. Mr. Gatto serves on the investment committee of CIM. In addition, Mr. Gatto is a Trustee, Co-President and Co-Chief Executive Officer and serves on the investment allocation committee of CION Ares Diversified Credit Fund, a diversified, closed-end management investment company, and a Director and Co-Chief Executive Officer of CION Ares Management, LLC, a registered investment adviser. He joined CION Investments in 1999. Mr. Gatto was formerly Executive Vice President and Chief Acquisitions Officer from May 2007 through January 2008. He served as Executive Vice President of Business Development from May 2006 through May 2007 and Vice President of Marketing from August 2005 through February 2006. Mr. Gatto was also Associate General Counsel for CIG from November 1999 until October 2000. Previously, Mr. Gatto was an executive for a leading international product development and marketing company from 2000 through 2003 and later co-founded a specialty business-consulting firm in New York City where he served as its managing partner before re-joining CION Investments in 2005. Mr. Gatto was also an attorney in private practice from 1996 through 1999. Mr. Gatto received an M.B.A from the W. Paul Stillman School of Business at Seton Hall University, a J.D. from Seton Hall University School of Law, and a B.S. from Montclair State University.	CION Ares Diversified Credit Fund
Through his broad experiences in business and corporate development, Mr. Gatto brings to the Company a unique business expertise as well as extensive financial and risk assessment abilities. Mr. Gatto’s service with CION Investments provides him with a specific understanding of the Company, its operations, and the business and regulatory issues similar to those issues facing business development companies. Mr. Gatto’s positions as Co-Chairman and Co-Chief Executive Officer of the Company provide the Board with a direct line of communication to, and direct knowledge of the operations of, the Company.

Name, Address(1), Age and Position(s) with Company	Term of Office(2) and Length of Time Served	Principal Occupation(s)	Other Public Directorships Held by Director
Michael A. Reisner Age: 46 Co-Chairman and Co-Chief Executive Officer of the Company	2011 – 2018	Michael A. Reisner serves as Co-Chairman and Co-Chief Executive Officer of the Company and CIG. Mr. Reisner serves on the investment committee of CIM. In addition, Mr. Reisner is a Trustee, Co-President and Co-Chief Executive Officer and serves on the investment allocation committee of CION Ares Diversified Credit Fund, a diversified, closed-end management investment company, and a Director and Co-Chief Executive Officer of CION Ares Management, LLC, a registered investment adviser. He joined CION Investments in 2001. Mr. Reisner was formerly Chief Financial Officer from January 2007 through April 2008. Mr. Reisner was also formerly Executive Vice President — Originations from February 2006 through January 2007. Mr. Reisner was Senior Vice President and General Counsel from January 2004 through January 2006. Mr. Reisner was Vice President and Associate General Counsel from March 2001 until December 2003. Previously, from 1996 to 2001, Mr. Reisner was an attorney in private practice in New York. Mr. Reisner received a J.D., cum laude, from New York Law School and a B.A. from the University of Vermont.	CION Ares Diversified Credit Fund
Through his extensive experiences as a senior executive, including his time as chief financial officer of CION Investments, Mr. Reisner brings business expertise, finance and risk assessment skills to the Company. Mr. Reisner’s prior position as a corporate attorney allows him to bring to the Board and the Company the benefit of his experience negotiating and structuring various investment transactions as well as an understanding of the legal, business, compliance and regulatory issues similar to those issues facing business development companies. Mr. Reisner’s positions as Co-Chairman and Co-Chief Executive Officer of the Company provide the Board with a direct line of communication to, and direct knowledge of the operations of, the Company.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

Name, Address(1), Age and Position(s) with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Public Directorships Held by Officer
Keith S. Franz Age: 48 Managing Director, Chief Financial Officer and Treasurer	Since 2011	Keith S. Franz joined CION Investments in March 2009 as a Vice President of Accounting and Finance. In July 2011, Mr. Franz was promoted to Senior Vice President and Principal Financial Officer. Mr. Franz was previously a Senior Manager at Smart & Associates LLP from December 2008 until March 2009 and the Vice President of Corporate Finance for Audiovox Corporation from August 2004 to November 2008. From September 1991 through August 2004, Mr. Franz was employed by Ernst & Young LLP, rising to the level of Senior Audit Manager. Mr. Franz received a B.S. from Binghamton University and is a certified public accountant.	N/A

Name, Address(1), Age and Position(s) with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Public Directorships Held by Officer
Gregg A. Bresner Age: 49 President and Chief Investment Officer	Since 2016	Gregg A. Bresner joined CIG in April 2016. Mr. Bresner has 25 years of corporate finance, investment and portfolio management experience with a focus in the leveraged finance sector. Prior to joining the Company and CIM, Mr. Bresner worked at investment management and banking firms including Wasserstein Perella & Co., Bankers Trust Company, BT Alex. Brown, Deutsche Bank, Briscoe Capital Management and Plainfield Asset Management. Previously, Mr. Bresner served as the operating Chief Financial Officer of JDS Therapeutics from 2012 to 2016. At JDS, Mr. Bresner led the company's financial, accounting, capital raising, corporate development and human resource functions and completed multiple capital raises, licensing transactions and acquisitions. In 2010, Mr. Bresner co-founded Tyto Capital, an investment firm specializing in private debt and equity investments in U.S. based middle-market companies. Tyto originated and acquired multiple private investments from 2010 to 2012, including an equity investment in JDS Therapeutics. In 2003, Mr. Bresner co-founded Briscoe Capital Management, a registered investment manager and the portfolio manager of the Fairfield Briscoe Senior Capital Fund, a debt fund focused on non-investment grade senior secured debt assets. Mr. Bresner actively managed a diversified loan portfolio of approximately 100 issuers. While at Briscoe, Mr. Bresner successfully raised and utilized approximately $700 million of committed debt facilities with Citigroup and CIBC. In mid-2006, the Briscoe Capital team merged into Plainfield Asset Management, a multi-billion dollar special situations hedge fund platform. From 2006 to 2010, Mr. Bresner served as a Managing Director of Plainfield, where he sourced and executed direct U.S. debt and equity investments for various Plainfield investment funds.	N/A

Name, Address(1), Age and Position(s) with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Public Directorships Held by Officer
Mr. Bresner began his investment banking career in the Mergers & Acquisitions group of Wasserstein Perella, where he advised middle-market companies and private equity sponsors on mergers and acquisitions, leveraged recapitalization and restructuring transactions. While at Bankers Trust Company and Deutsche Bank, Mr. Bresner was a senior investment banker in the Financial Sponsors Group where he focused on sourcing, structuring and executing leveraged senior debt, high yield debt and mezzanine financings for private equity sponsors. Mr. Bresner graduated magna cum laude with a B.S. from Rensselaer Polytechnic Institute and received his M.B.A. from the Columbia University Graduate School of Business, where he was a Beta Gamma Sigma scholar. Mr. Bresner is a holder of the right to use the Chartered Financial Analyst® designation.
Stephen Roman Age: 35 Chief Compliance Officer and Secretary	Since 2016	Stephen Roman joined CIG in July of 2013 and since August 2013 has been Vice President of CIM. During his tenure at the Company, Mr. Roman has advised on numerous legal and regulatory matters and managed corporate and securities law compliance matters for the Company’s various corporate entities as well as its registered investment adviser. From November 2012 through June 2013, Mr. Roman served as an attorney in New York. Previously, he was an analyst at Forex Capital Markets. Mr. Roman received a J.D. from the Northwestern University School of Law and a B.S. from New York University. Mr. Roman is a holder of the right to use the Chartered Financial Analyst® designation and is a member of the CFA Institute.	N/A

(1)	The address for each officer and director is c/o CĪON Investment Corporation, 3 Park Avenue, 36th Floor, New York, NY 10016.
(2)	The Company’s directors are divided into three classes, each holding office for a three-year term. However, the initial members of the three classes had initial terms of one, two and three years, respectively. At each annual meeting of shareholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of shareholders held in the third year following the year of their election. Each director will hold office for the term to which he or she is elected and serve until his or her successor is duly elected and qualified.
(3)	“Interested person” of the Company as defined in Section 2(a)(19) of the 1940 Act. Messrs. Gatto and Reisner are each an “interested person” because of their affiliation with CIM.

CORPORATE GOVERNANCE

Risk Oversight and Board Structure

Through its direct oversight role, and indirectly through its committees, the Board performs a risk oversight function for the Company consisting of, among other things, the following activities: (1) at regular and special Board meetings, and on an ad hoc basis as needed, receiving and reviewing reports related to the performance and operations of the Company; (2) reviewing and approving, as applicable, the compliance policies and procedures of the Company; (3) meeting with the portfolio management team to review investment strategies, techniques and the processes used to manage related risks; (4) meeting with, or reviewing reports prepared by, the representatives of the Company’s key service providers, including its investment adviser, administrator, distributor and independent registered public accounting firm, to review and discuss the Company’s activities and to provide direction with respect thereto; and (5) engaging the services of the Company’s chief compliance officer to test the compliance procedures of the Company and certain of its service providers.

Messrs. Gatto and Reisner, who are “interested persons” as defined in Section 2(a)(19) of the 1940 Act, serve as the co-chief executive officers and co-chairmen of the Board. The Board believes that Messrs. Gatto and Reisner, as the Company’s co-chief executive officers and co-chairmen of the Board, are the directors with the most knowledge of the Company’s business strategy and are best situated to serve as chairmen of the Board. The Company’s articles of incorporation, as well as regulations governing BDCs generally, require that a majority of the Board be persons other than “interested persons” of the BDC, as defined in Section 2(a)(19) of the 1940 Act. The Board does not currently have a lead Independent Director. The Board, after considering various factors, has concluded that its structure is appropriate at this time. As the Company’s assets increase, the Board will continue to monitor the Company’s structure and determine whether it remains appropriate based on the complexity of the Company’s operations.

Committees of the Board

The Board has established a standing audit committee and a standing nominating and corporate governance committee. The Board met twenty-one times and took action by unanimous written consent eight times during the fiscal year ended December 31, 2016. Each director attended at least 95% of the aggregate of all meetings of the Board held during the fiscal year ended December 31, 2016. The Company does not have a formal policy regarding director attendance at an annual meeting of shareholders.

Audit Committee

The members of the Company’s audit committee are Robert A. Breakstone, Peter I. Finlay, Aron I. Schwartz and Earl V. Hedin, each of whom meets the independence standards established by the SEC for audit committees and is independent for purposes of the 1940 Act. Mr. Schwartz serves as chairman of the audit committee. The Board has determined that Mr. Schwartz is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K of the Exchange Act. The audit committee operates pursuant to a written charter and meets periodically as necessary. A copy of the audit committee’s charter is available on the Company’s website: www.cioninvestments.com. The audit committee is responsible for selecting, engaging and discharging the Company’s independent registered public accounting firm (the “independent accountants”), reviewing the plans, scope and results of the audit engagement with the Company’s independent accountants, approving professional services provided by the Company’s independent accountants (including compensation therefor), reviewing the independence of the Company’s independent accountants and reviewing the adequacy of the Company’s internal controls over financial reporting. The audit committee also establishes guidelines, reviews preliminary valuations and makes recommendations to the Board regarding the valuation of the Company’s loans and other investments. The audit committee met ten times in 2016. Each of the then members of the audit committee attended all of the meetings held during 2016.

Nominating and Corporate Governance Committee

The members of the Company’s nominating and corporate governance committee are Messrs. Breakstone, Finlay, Schwartz and Hedin, each of whom meets the independence standards established by the SEC for governance committees and is independent for purposes of the 1940 Act. Mr. Breakstone serves as chairman of the nominating and corporate governance committee. The nominating and corporate governance committee operates pursuant to a written charter and meets periodically as necessary. A copy of the nominating and corporate governance committee’s charter is available on the Company’s website: www.cioninvestments.com. The nominating and corporate governance committee is responsible for selecting, researching, and nominating directors for election by the Company’s shareholders, selecting nominees to fill vacancies on the Board or a committee of the Board, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board and the Company’s management. The nominating and corporate governance committee will consider shareholders’ proposed nominations for directors. The nominating and corporate governance committee met twice in 2016. Each of the then members of the nominating and corporate governance committee attended all of the meetings held in 2016.

The nominating and corporate governance committee considers candidates suggested by its members and other directors, as well as the Company’s management and shareholders. A shareholder who wishes to recommend a prospective nominee for the Board must provide notice to the Company’s corporate secretary in accordance with the requirements set forth in the Company’s Bylaws, the nominating and corporate governance committee charter and any applicable law, rule or regulation regarding director nominations. Nominations should be sent to Stephen Roman, Corporate Secretary, CĪON Investment Corporation, 3 Park Avenue, 36th Floor, New York, NY 10016. To have a candidate considered by the nominating and corporate governance committee, a shareholder must submit the recommendation in writing and must include the following information:

•	The name of the shareholder and evidence of the person’s ownership of Shares, including the number of Shares owned and the length of time of the ownership;
•	The name of the candidate, the candidate’s resume or a listing of his or her qualifications to be a director of the Company and the person’s consent to be named as a director if selected by the nominating and corporate governance committee and nominated to the Board; and
•	If requested by the nominating and corporate governance committee, a completed and signed Director’s Questionnaire.

Compensation Committee

The Company does not have a compensation committee because its executive officers do not receive any direct compensation from the Company. However, the compensation payable to the Company’s investment adviser pursuant to the investment advisory agreement has been separately approved by a majority of the Independent Directors.

Compensation of Directors

Directors who do not also serve in an executive officer capacity for the Company or CIM are entitled to receive annual cash retainer fees, fees for attending Board and committee meetings and annual fees for serving as a committee chairperson, determined based on the Company’s net asset value as of the end of each fiscal quarter. These directors are Messrs. Breakstone, Finlay, Schwartz and Hedin. Amounts payable under this arrangement are determined and paid quarterly in arrears as follows:

Net Asset Value	Cash Retainer	Meeting Fee	Chairperson Fee
0 to $75 million	$0	$350	$2,500
Greater than $75 million to $300 million	$30,000	$350	$5,000
Greater than $300 million to $500 million	$40,000	$600	$5,000
Greater than $500 million to $1 billion	$60,000	$700	$20,000
Greater than $1 billion	$80,000	$800	$25,000

The Company also reimburses each of the above directors for all reasonable and authorized business expenses in accordance with the Company’s policies as in effect from time to time. The Company did not pay compensation to its directors who also serve in an executive officer capacity for the Company or CIM for the year ended December 31, 2016.

The Company’s directors then serving on the Board were paid compensation of $264,100 in connection with their service on the Board during the year ended December 31, 2016. No director or executive officer receives pension or retirement benefits from the Company.

Communications Between Shareholders and the Board of Directors

The Board welcomes communications from the Company’s shareholders. Shareholders may send communications to the Board, or to any particular director, to the following address: c/o CĪON Investment Corporation, 3 Park Avenue, 36th Floor, New York, NY 10016. Shareholders should indicate clearly the director or directors to whom the communication is being sent so that each communication may be forwarded directly to the appropriate director(s).

Code of Business Conduct

The Company has adopted a code of business conduct which applies to, among others, its officers, including its Co-Chief Executive Officers and its Chief Financial Officer, as well as the members of the Board. The Company’s code of business conduct can be accessed via the Company’s website at www.cioninvestments.com by clicking on “Support” at the top of the page. The Company intends to disclose any amendments to or waivers of required provisions of the code of business conduct on Form 8-K.

Compensation Discussion and Analysis

The Company’s executive officers do not receive any direct compensation from the Company. The Company does not currently have any employees and does not expect to have any employees. Services necessary for the Company’s business are provided by individuals who are officers of CIM or by individuals who were contracted by CIM to work on behalf of the Company, pursuant to the terms of the investment advisory agreement or administration agreement. Each of the Company’s executive officers is an officer of CIM, and the day-to-day investment operations and administration of the Company’s portfolio are managed by CIM. In addition, the Company reimburses ICON Capital, LLC, an affiliate of the Company (“ICON Capital”), for the Company’s allocable portion of expenses incurred by ICON Capital in performing its obligations under the administration agreement, including the allocable portion of the cost of the Company’s officers and their respective staffs determined under the administration agreement.

The investment advisory agreement and the administration agreement each provides that CIM, ICON Capital and their respective officers, directors, controlling persons and any other person or entity affiliated with them acting as the Company’s agent shall be entitled to indemnification (including reasonable attorneys’ fees and amounts reasonably paid in settlement) for any liability or loss suffered by CIM or ICON Capital or such other person, and CIM, ICON Capital and such other person shall be held harmless for any loss or liability suffered by the Company, if (i) CIM or ICON Capital has determined, in good faith, that the course of conduct which caused the loss or liability was in the Company’s best interests, (ii) CIM or ICON Capital or such other person was acting on behalf of or performing services for the Company, (iii) the liability or loss suffered was not the result of willful malfeasance, bad faith or gross negligence by CIM, ICON Capital or an affiliate thereof acting as the Company’s agent, and (iv) the indemnification or agreement to hold CIM, ICON Capital or such other person harmless is only recoverable out of the Company’s net assets and not from the Company’s shareholders.

Certain Relationships and Related Transactions

The Company has procedures in place for the review, approval and monitoring of transactions involving the Company and certain persons related to the Company. For example, the Company has a code of business conduct that generally prohibits any employee, officer or director from engaging in any transaction where there is a conflict between such individual’s personal interest and the interests of the Company. Waivers to the code of business conduct can generally only be obtained from the Chief Compliance Officer, the Co-Chairmen of the Board or the Chairman of the audit committee of the Board and are publicly disclosed as required by applicable law and regulations. In addition, the audit committee reviews all related person transactions for potential conflict of interest situations on an ongoing basis in accordance with the Company’s code of ethics, code of business conduct and other applicable policies and procedures, and all such transactions are approved or ratified by the audit committee as set forth in the audit committee charter.

Messrs. Gatto and Reisner, the Company’s Co-Chairmen and Co-Chief Executive Officers, also serve as Co-Chief Executive Officers of CIM. In addition, Messrs. Gatto and Reisner each own indirectly 38.0838% of CIM.

The Company has entered into an investment advisory agreement with CIM. Pursuant to the investment advisory agreement, the Company pays CIM a base management fee and an incentive fee. The Company has also entered into an administration agreement with ICON Capital, pursuant to which the Company reimburses ICON Capital for administrative expenses it incurs on the Company’s behalf.

Pursuant to an expense support and conditional reimbursement agreement between the Company, CIG and Apollo Investment Management, L.P. (“AIM”), the Company’s sub-adviser and a subsidiary of Apollo Global Management, LLC (“Apollo”), CIG and AIM have agreed to provide expense support to the Company in an amount that is sufficient to: (i) ensure that no portion of the Company’s distributions to shareholders will be paid from its offering proceeds or borrowings, and/or (ii) reduce the Company’s operating expenses until it has achieved economies of scale sufficient to ensure that the Company bears a reasonable level of expense in relation to its investment income. Under certain conditions, CIG and AIM would be entitled to reimbursement of such expense support.

The Company’s executive officers, certain of its directors and certain other finance professionals of ICON Capital also serve as executives of CIM and officers of the Company and Messrs. Gatto and Reisner are directors of CION Securities, LLC, the dealer manager for the offering of Shares. In addition, the Company’s executive officers and directors and the members of CIM and members of the investment committee serve or may serve as officers, directors or principals of entities that operate in the same, or related, line of business as the Company does or of investment funds, accounts or other investment vehicles managed by the Company’s affiliates. These investment funds, accounts or other investment vehicles may have investment objectives similar to the Company’s investment objective. The Company may compete with entities managed by CIM and its affiliates for capital and investment opportunities. As a result, the Company may not be given the opportunity to participate in certain investments made by investment funds, accounts or other investment vehicles managed by CIM or its affiliates or by members of the investment committee. However, to fulfill its fiduciary duties to each of its clients, CIM intends to allocate investment opportunities in a manner that is fair and equitable over time and is consistent with CIM’s allocation policy, investment objective and strategies so that the Company is not disadvantaged in relation to any other client. CIM has agreed with the Board that allocations among the Company and other investment funds affiliated with CIM will be made based on capital available for investment in the asset class being allocated. The Company expects that its available capital for investments will be determined based on the amount of cash on-hand, existing commitments and reserves, if any, and the targeted leverage level and targeted asset mix and other investment policies and restrictions set by the Board or as imposed by applicable laws, rules, regulations or interpretations.

Policies and Procedures for Managing Conflicts

CIM and its affiliates have both subjective and objective procedures and policies in place designed to manage the potential conflicts of interest between CIM’s fiduciary obligations to the Company and its similar fiduciary obligations to other clients. For example, such policies and procedures may be designed so that, when appropriate, certain investment opportunities may be allocated on an alternating basis that is fair and equitable among the Company and their other clients. An investment opportunity that is suitable for multiple clients of CIM and its affiliates may not be capable of being shared among some or all of such clients and affiliates due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that CIM’s or its affiliates’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to the Company. Not all conflicts of interest can be expected to be resolved in the Company’s favor.

The principals of CIM have managed and will continue to manage investment vehicles with similar or overlapping investment strategies. In order to address these issues, CIM has put in place an investment allocation policy that addresses the co-investment restrictions set forth under the 1940 Act and seeks to ensure the equitable allocation of investment opportunities when the Company is able to co-invest with other accounts managed by CIM and affiliated entities. In the absence of receiving exemptive relief from the SEC that would permit greater flexibility relating to co-investments, CIM will apply the investment allocation policy. When the Company engages in such permitted co-investments, it will do so in a manner consistent with CIM’s allocation policy. Under this allocation policy, a fixed percentage of each opportunity, which may vary based on asset class and from time to time, will be offered to the Company and similar eligible accounts, as periodically determined by CIM and approved by the Board, including all of the Independent Directors. The allocation policy further provides that allocations among the Company and other accounts will generally be made pro rata based on each account’s capital available for investment, as determined, in the Company’s case, by the Board, including the Independent Directors. It is the Company’s policy to base its determinations as to the amount of capital available for investment on such factors as: the amount of cash on-hand, existing commitments and reserves, if any, the targeted leverage level, the targeted asset mix and other investment policies and restrictions set by the Board or imposed by applicable laws, rules, regulations or interpretations. The Company expects that these determinations will be made similarly for other accounts. In situations where co-investment with other entities managed by CIM or its affiliates is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer, CIM will need to decide whether the Company or such other entity or entities will proceed with the investment. CIM will make these determinations based on its policies and procedures, which generally require that such opportunities be offered to eligible accounts in a manner that will be fair and equitable over time.

Competition

Concurrent with the offering of Shares, certain officers of CIM are simultaneously providing investment management services to certain equipment finance funds managed by ICON Capital and its affiliates. CIM may determine it appropriate for the Company and one or more other investment accounts managed by CIM or any of its affiliates to participate in an investment opportunity. Further, funds or accounts managed by Apollo or its affiliates may also wish to participate in such investment opportunity or may in fact own an existing interest in such investment opportunity. As a BDC, the Company is subject to certain regulatory restrictions in making its investments with entities with which the Company may be restricted from doing so under the 1940 Act, such as CIM and its affiliates, unless the Company obtains an exemptive order from the SEC or co-invests alongside such affiliates in accordance with existing regulatory guidance. However, there can be no assurance that the Company will obtain such exemptive relief. Even if the Company receives exemptive relief, neither CIM nor its affiliates will be obligated to offer the Company the right to participate in any transactions originated by them. Furthermore, the Company is subject to certain regulatory restrictions on investing with AIM and its affiliates in transactions where AIM or its affiliates negotiate terms other than price on the Company’s behalf, unless such transactions occur pursuant to an exemptive order from the SEC.

Affiliated Dealer Manager

The dealer manager is an affiliate of CIM. This relationship may create conflicts in connection with the dealer manager’s due diligence obligations under the federal securities laws. Although the dealer manager will examine the information in the prospectus for accuracy and completeness, due to its affiliation with CIM, no independent review of the Company will be made in connection with the distribution of Shares in the offering.

Co-Investment Opportunities

As a BDC, the Company is subject to certain regulatory restrictions in negotiating or investing in certain investments with entities with which the Company may be restricted from doing so under the 1940 Act, such as CIM and its affiliates, unless the Company obtains an exemptive order from the SEC. Furthermore, the Company is subject to certain regulatory restrictions on investing with AIM and its affiliates in transactions where AIM or its affiliates negotiate terms other than price on the Company’s behalf, unless such transactions occur pursuant to an exemptive order from the SEC. The Company is currently seeking exemptive relief from the SEC to engage in co-investment transactions with CIM and its affiliates. However, there can be no assurance that the Company will obtain such exemptive relief. Under the investment sub-advisory agreement, AIM assists CIM in identifying investment opportunities and makes investment recommendations for approval by CIM. AIM is not be responsible or liable for any such investment decision.

Material Non-public Information

The Company’s senior management, members of CIM’s investment committee and other investment professionals from CIM may serve as directors of, or in a similar capacity with, companies in which the Company invests or in which it is considering making an investment. Through these and other relationships with a company, these individuals may obtain material non-public information that might restrict the Company’s ability to buy or sell the securities of such company under the policies of the company or applicable law.

Appraisal and Compensation

The Company’s articles of incorporation provide that, in connection with any transaction involving a merger, conversion or consolidation, either directly or indirectly, involving the Company and the issuance of securities of a surviving entity after the successful completion of such transaction, or “roll-up,” an appraisal of all of the Company’s assets will be obtained from a competent independent appraiser that will be filed as an exhibit to the registration statement registering the roll-up transaction. Such appraisal will be based on all relevant information and will indicate the value of the Company’s assets as of a date immediately prior to the announcement of the proposed roll-up. The engagement of such independent appraiser will be for the exclusive benefit of the Company’s shareholders. A summary of such appraisal will be included in a report to the Company’s shareholders in connection with a proposed roll-up. All shareholders will be afforded the opportunity to vote to approve such proposed roll-up and will be permitted to receive cash in an amount of such shareholder’s pro rata share of the appraised value of the Company’s net assets.

Section 16(a) Beneficial Ownership Reporting Compliance

Pursuant to Section 16(a) of the Exchange Act, the Company’s directors and executive officers, and any persons holding more than 10% of its Shares, are required to report their beneficial ownership and any changes therein to the SEC and the Company. Specific due dates for those reports have been established, and the Company is required to report herein any failure to file such reports by those due dates. Based on the Company’s review of Forms 3, 4 and 5 filed by such persons and information provided by the Company’s directors and officers, the Company believes that during the fiscal year ended December 31, 2016, all Section 16(a) filing requirements applicable to such persons were met in a timely manner.

Required Vote

Each director shall be elected by a plurality of all the votes cast at the Annual Meeting in person or by proxy, provided that a quorum is present. Each Share may be voted for the director nominees. Votes that are withheld will have no effect on the outcome of the vote on this proposal. Shares represented by broker non-votes are also not considered votes cast and thus have no effect on this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF
THE DIRECTOR NOMINEES NAMED IN THIS PROXY STATEMENT.

PROPOSAL 2: RATIFICATION OF SELECTION OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP (“Ernst & Young”) has been selected to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017. Ernst & Young acted as the independent registered public accounting firm for the Company for the fiscal years ended December 31, 2012, 2013, 2014, 2015 and 2016. The Company knows of no direct financial or material indirect financial interest of Ernst & Young in the Company. A representative of Ernst & Young will be available by telephone or in person to answer questions during the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so.

Fees

Set forth in the table below are audit fees and non-audit related fees billed to the Company by Ernst & Young for professional services performed for the Company’s fiscal years ended December 31, 2016 and 2015.

Fiscal Year	Audit Fees*	Audit-Related Fees**	Tax Fees***	All Other Fees****
2016	$606,600	$—	$28,655	$2,107
2015	$462,672	$—	$24,720	$—

*	“Audit Fees” consist of fees billed to the Company by Ernst & Young for professional services rendered for the audit of the Company’s year end financial statements. These fees billed include fees relating to the review by Ernst & Young of the Company’s registration statement filed with the SEC pursuant to the Securities Act of 1933, as amended (the “Securities Act”).
**	“Audit-Related Fees” are those fees billed to the Company by Ernst & Young relating to audit services that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under “Audit Fees.”
***	“Tax Fees” are those fees billed to the Company by Ernst & Young in connection with tax compliance services, including primarily the review of the Company’s income tax returns.
****	“All Other Fees” are those fees billed to the Company by Ernst & Young in connection with permitted non-audit services.

The Company’s audit committee reviews, negotiates and approves in advance the scope of work, any related engagement letter and the fees to be charged by the independent registered public accounting firm for audit services and permitted non-audit services for the Company. All of the audit and non-audit services described above for which Ernst & Young billed the Company for the fiscal years ended December 31, 2016 and 2015 were pre-approved by the audit committee.

Audit Committee Report(1)

As part of its oversight of the Company’s financial statements, the Audit Committee reviewed and discussed with both management and Ernst & Young LLP, the Company’s independent registered public accounting firm, the Company’s consolidated financial statements filed with the SEC for the fiscal year ended December 31, 2016. Management advised the Audit Committee that all financial statements were prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), and reviewed significant accounting issues with the Audit Committee. The Audit Committee also discussed with Ernst & Young LLP the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1 AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, and by the Auditing Standards Board of the American Institute of Certified Public Accountants.

The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax, and other services to be provided by Ernst & Young LLP. Pursuant to the policy, the Audit Committee pre-approves the audit and non-audit services performed by Ernst & Young LLP in order to assure that the provision of such service does not impair the firm’s independence.

Any requests for audit, audit-related, tax, and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval in accordance with its pre-approval policy, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit

Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by Ernst & Young LLP to management.

The Audit Committee received and reviewed the written disclosures and the letter from Ernst & Young LLP required by the applicable requirements of the Public Company Accounting Oversight Board regarding Ernst & Young LLP’s communications with the Audit Committee concerning independence, and has discussed with Ernst & Young LLP its independence. The Audit Committee has reviewed the audit fees paid by the Company to Ernst & Young LLP. It has also reviewed non-audit services and fees to assure compliance with the Company’s and the Audit Committee’s policies restricting Ernst & Young LLP from performing services that might impair its independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited consolidated financial statements of the Company as of and for the years ended December 31, 2016, 2015 and 2014 be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016 for filing with the SEC.

March 9, 2017

The Audit Committee
Aron I. Schwartz, Chair
Robert A. Breakstone
Peter I. Finlay

(1)	The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Vote Required

The affirmative vote of a majority of the votes cast at the Annual Meeting in person or by proxy, provided a quorum is present, is required to ratify the appointment of Ernst & Young to serve as the Company’s independent registered public accounting firm. Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on the result of the vote. Because brokers will have discretionary authority to vote for the ratification of the appointment of the Company’s independent registered public accounting firm in the event that they do not receive voting instructions from the beneficial owner of the Shares, there will not be any broker non-votes with respect to this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF
ERNST & YOUNG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE
COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2017.

PROPOSAL 3: APPROVAL OF THE PROPOSED AMENDMENT TO THE CHARTER
TO DELETE ARTICLE XIII, “LISTING”

Shareholders of the Company are being asked to approve an amendment to the Charter (the “Proposed Charter Amendment”) for the purpose of conforming the Charter to requirements set forth in the North American Securities Administrators Association (“NASAA”) Omnibus Guidelines (the “Omnibus Guidelines”) in connection with the continued registration of the Company’s follow-on continuous public offering of Shares (the “Offering”) in the State of Washington. A copy of the current form of the Second Articles of Amendment and Restatement of the Articles of Incorporation of the Company (the “Second Articles of Incorporation”) has been filed with the SEC on August 27, 2012 as Exhibit 3.1 to the Company’s Current Report on Form 8-K, which is available at www.sec.gov. A copy of the form of the Third Articles of Amendment and Restatement of the Articles of Incorporation of the Company (the “Third Articles of Incorporation”), which is marked to show the changes against the Second Articles of Incorporation, is attached as Appendix A to this proxy statement.

Reason for the Proposed Charter Amendment

The Shares are registered with the SEC under the Exchange Act and the Offering is registered with the SEC under the Securities Act. In addition, the Offering must be registered in each individual state in which the Company offers and sells Shares. Most of such states, under their respective “blue sky” securities laws, generally require that issuers conducting public offerings conform to certain specific requirements set forth in the Omnibus Guidelines. NASAA developed the Omnibus Guidelines in part to provide some level of uniformity to the registration requirements among the individual states and generally relate to, among other things, corporate governance and shareholder protection matters.

The Company’s authorization to continue to offer and sell Shares in the State of Washington as of January 25, 2017, has been conditioned upon the Company’s undertaking to implement the Proposed Charter Amendment and thereby conform the Charter to certain shareholder approval requirements under the Omnibus Guidelines. In order to comply with such undertaking, the Board has determined that the Proposed Charter Amendment is desirable and should be approved by the Company’s shareholders. If this proposal is approved by the shareholders at the Annual Meeting, the Proposed Charter Amendment will become effective upon the filing of the Third Articles of Incorporation with, and acceptance for recording of the Third Articles of Incorporation by, the State Department of Assessments and Taxation of Maryland.

Description of the Proposed Charter Amendment

The Proposed Charter Amendment would include, among other immaterial conforming changes, the deletion of Article XIII, “Listing” (“Article XIII”). The current text of Article XIII provides that a number of articles and sections of the Charter will be automatically repealed and deleted immediately, without shareholder approval, upon a listing of the Shares on a national securities exchange or national securities association registered with the SEC, or the receipt by Company shareholders of securities that are approved for trading on a national securities exchange or national securities association registered with the SEC in exchange for Shares (collectively, a “Listing”). Such articles and sections of the Charter that would currently be automatically repealed and deleted immediately, without shareholder approval, upon a Listing include, without limitation, restrictions on deferred payments (Section 5.5), the treatment of dividends and distributions (Section 5.6), investor suitability standards (Section 5.8), approval of certain charter amendments (Section 6.2) and investment objectives and limitations (Article IX). The original purpose of Article XIII was to provide for necessary amendments to the Charter in the event that the Company becomes listed, to avoid additional costs associated with soliciting shareholders to make such changes to the Charter.

This summary description of the Proposed Charter Amendment is qualified in its entirety by Appendix A to this proxy statement.

Board Consideration

At a meeting of the Board held on March 23, 2017, the Board approved the Proposed Charter Amendment and the Third Articles of Incorporation. In reaching a decision to approve the Proposed Charter Amendment, the Board considered, among other things, the fact that (i) the Proposed Charter Amendment is favorable to the Company’s shareholders in that it would require the Company to seek and obtain shareholder approval to delete the sections and articles enumerated in Article XIII; and (ii) the Proposed Charter Amendment is necessary to conform to the shareholder approval requirements set forth in the Omnibus Guidelines to permit the Company to continue conducting offers and sales of Shares pursuant to the Offering in the State of Washington. Based on its review and discussion of the Proposed Charter Amendment, the Board approved the Proposed Charter Amendment and the Third Articles of Incorporation and determined that adoption thereof was in the best interests of the Company’s shareholders. The Board then directed that the Proposed Charter Amendment be submitted to the shareholders for approval at the Annual Meeting with the Board’s recommendation that the shareholders vote to approve the Proposed Charter Amendment.

Required Vote

The affirmative vote of a majority of the outstanding Shares entitled to vote at the Annual Meeting as of the Record Date is required to approve the Proposed Charter Amendment. For purposes of the vote on the Proposed Charter Amendment, abstentions and broker non-votes will have the same effect as votes against this proposal, although they will be considered present for the purpose of determining the presence of a quorum.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSED
AMENDMENT TO THE CHARTER TO DELETE ARTICLE XIII, “LISTING.”

SUBMISSION OF SHAREHOLDER PROPOSALS

The Company’s Bylaws require the Company to hold an annual meeting of shareholders for the election of directors and the transaction of any business within the powers of the Company on a date and at a time set by the Board. In addition, the Company will hold special meetings as required or deemed desirable or upon the request of holders of at least 10% of the Company’s outstanding Shares entitled to vote. Any shareholder who wishes to submit a proposal for consideration at a subsequent meeting of shareholders should mail the proposal promptly to the Secretary of the Company. Any proposal to be considered for submission to shareholders must comply with Rule 14a-8 under the Exchange Act and must be received by the Company in accordance with the Company’s Bylaws and any other applicable law, rule, or regulation regarding director nominations. When submitting a nomination to the Company for consideration, a shareholder must provide certain information that would be required under applicable SEC rules, including the following minimum information for each director nominee: full name, age, and address; class, series and number of Shares beneficially owned by the nominee, if any; the date such Shares were acquired and the investment intent of such acquisition; whether such shareholder believes the individual is an “interested person” of the Company, as defined in the 1940 Act; and all other information required to be disclosed in solicitations of proxies for election of directors in an election contest or otherwise required. To date, the Company has not received any recommendations from shareholders requesting consideration of a candidate for inclusion among the committee’s slate of nominees in the Company’s proxy statement.

Pursuant to the Company’s Bylaws, for a director nomination or other business to be considered for the next annual meeting of shareholders, notice must be provided in writing and delivered to the Secretary of the Company at the Company’s principal executive office before January 3, 2018 but not before December 4, 2017. The timely submission of a proposal does not guarantee its inclusion.

OTHER MATTERS TO COME BEFORE THE MEETING

The Board is not aware of any matters that will be presented for action at the Annual Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, it is intended that the proxies that do not contain specific instructions to the contrary will be voted in accordance with the judgment of the persons named in the enclosed form of proxy.

INVESTMENT ADVISER, SUB-ADVISER, ADMINISTRATOR AND DEALER MANAGER

Set forth below are the names and addresses of the Company’s investment adviser and administrator, sub-adviser, dealer manager, and sub-administrator:

INVESTMENT ADVISER	SUB-ADVISER	ADMINISTRATOR	DEALER MANAGER
CION Investment Management, LLC 3 Park Avenue, 36th Floor New York, NY 10016	Apollo Investment Management, L.P. 9 West 57th Street 43rd Floor New York, NY 10019	ICON Capital, LLC 3 Park Avenue, 36th Floor New York, NY 10016	CION Securities, LLC 3 Park Avenue, 36th Floor New York, NY 10016

PLEASE VOTE PROMPTLY BY SIGNING AND DATING THE ENCLOSED PROXY CARD BY RETURNING IT IN THE ACCOMPANYING POSTAGE PAID RETURN ENVELOPE OR BY FOLLOWING THE INSTRUCTIONS PRINTED ON THE PROXY CARD. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Appendix A

~~SECOND~~THIRD ARTICLES OF AMENDMENT AND RESTATEMENT

OF

THE ARTICLES OF INCORPORATION

OF

CĪON INVESTMENT CORPORATION

FIRST: CĪON Investment Corporation, a Maryland corporation (the “Corporation”), desires to amend and restate its articles of incorporation as currently in effect and as hereinafter amended.

SECOND: The following provisions are all the provisions of the Second Articles of Amendment and Restatement of the Articles of Incorporation of the Corporation (the “Articles of Incorporation”) currently in effect and as hereinafter amended:

ARTICLE I
NAME

The name of the corporation is CĪON Investment Corporation.

ARTICLE II
PURPOSE

The purpose for which the Corporation is formed is to engage in any lawful act or activity for which corporations may be organized under the general laws of the State of Maryland as now or hereafter in force.

ARTICLE III
RESIDENT AGENT AND PRINCIPAL OFFICE

The name of the resident agent of the Corporation in Maryland is CSC-Lawyers Incorporating Service Company. The street address of the principal office of the Corporation in the State of Maryland is c/o CSC-Lawyers Incorporating Service Company, 7 St. Paul Street, Suite 1660, Baltimore, Maryland 21202. The Corporation also may have such other offices or places of business within or outside the State of Maryland as the directors may from time to time determine.

ARTICLE IV
PROVISIONS FOR DEFINING, LIMITING AND REGULATING CERTAIN POWERS OF THE
CORPORATION AND OF THE STOCKHOLDERS AND DIRECTORS

Section 4.1 Number, Term and Election of Directors.

(a) The business and affairs of the Corporation shall be managed by or under the direction of the Corporation’s board of directors. The board of directors may take any actions as in its sole judgment and discretion are necessary or desirable to conduct the business of the Corporation. The number of directors that shall comprise the Corporation’s board of directors is five, which number may be increased or decreased from time to time by the board of directors pursuant to the bylaws of the Corporation (the “Bylaws”).

(b) The board of directors shall be divided into three classes, designated Class I, Class II and Class III, as nearly equal in number as possible, and the term of office of directors of one class shall expire at each annual meeting of stockholders, and in all cases as to each director such term shall extend until his or her successor shall be elected and shall qualify or until his or her earlier resignation, removal from office, death or incapacity. Additional directorships resulting from an increase in number of directors shall be apportioned among the classes as equally as possible. Class I initially shall consist of one independent director, Class II initially shall consist of two independent directors, and Class III initially shall consist of two non-independent directors. The initial term of office of directors of Class I shall expire at the Corporation’s first annual meeting of stockholders; the initial term of office of directors of Class II shall expire at the Corporation’s second annual meeting of stockholders; and the initial term of office of directors of Class III shall expire at the

Corporation’s third annual meeting of stockholders. Following such initial terms, at each annual meeting of stockholders, a number of directors equal to the number of directors of the class whose term expires at the time of such meeting (or, if less, the number of directors properly nominated and qualified for election) shall be elected to hold office until the third succeeding annual meeting of stockholders after their election.

(c) Each director may be reelected to an unlimited number of succeeding terms in accordance with these provisions. At each annual election, directors chosen to succeed those whose terms then expire shall be of the same class as the directors they succeed, unless by reason of any intervening changes in the authorized number of directors, the board of directors shall designate one or more directorships whose term then expires as directorships of another class in order to more nearly achieve equality of number of directors among the classes.

(d) Notwithstanding the rule that the three classes shall be as nearly equal in number of directors as possible, in the event of any change in the authorized number of directors, each director then continuing to serve as such shall nevertheless continue as a director of the class of which such director is a member until the expiration of his or her current term, or his or her prior death, resignation or removal. If any newly created directorship may, consistently with the rule that the three classes shall be as nearly equal in number of directors as possible, be allocated to any class, the board of directors shall allocate it to that of the available class whose term of office is due to expire at the earliest date following such allocation.

(e) A majority of the board of directors shall be independent directors, except for a period of up to 60 days after the death, removal or resignation of an independent director pending the election of such independent director’s successor. A director is considered independent if he or she is not an “interested person” as that term is defined under Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”). The names of the initial directors are Mark Gatto, Michael A. Reisner, Robert A. Breakstone, James J. Florio and Aron I. Schwartz.

(f) Subject to applicable requirements of the 1940 Act and except as may be provided by the board of directors in setting the terms of any class or series of Preferred Shares (as hereinafter defined), any and all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which such vacancy occurred and until a successor is duly elected and qualifies.

Section 4.2 Stockholder Voting. Except as provided in Section 6.2 and Section 11.1, notwithstanding any provision of law requiring an action to be approved by the affirmative vote of the holders of shares entitled to cast a greater number of votes, any such action shall be effective and valid if declared advisable and approved by the board of directors, and approved by the affirmative vote of holders of shares entitled to cast a majority of all the votes entitled to be cast on the matter.

Section 4.3 Authorization by Board of Directors of Share Issuance. The board of directors may authorize the issuance from time to time of shares of common stock of the Corporation (referred to herein as “shares”) of any class or series, whether now or hereafter authorized, or securities or rights convertible into shares of any class or series, whether now or hereafter authorized, for such consideration as the board of directors may deem advisable (or without consideration in the case of a share split or share dividend), subject to such restrictions or limitations, if any, as may be set forth in these Articles of Incorporation or in the Bylaws.

Section 4.4 Preemptive Rights. Except as may be provided by the board of directors in setting the terms of classified or reclassified shares pursuant to Section 5.3 or 5.4 or as may otherwise be provided by contract approved by the board of directors, no holder of shares of the Corporation shall, as such holder, have any preemptive right to purchase or subscribe for any additional shares of the Corporation or any other security of the Corporation which it may issue or sell.

Section 4.5 Appraisal Rights. Except as may be provided by the board of directors in setting the terms of any class or series of Preferred Shares and except as contemplated by Section 3-708 of the Maryland General Corporation Law (the “MGCL”), no stockholder of the Corporation shall be entitled to exercise appraisal rights in connection with any transaction.

Section 4.6 Determinations by Board of Directors. (a) To the fullest extent permitted by law, the determination as to any of the following matters, made in good faith by or pursuant to the direction of the board of directors consistent with these Articles of Incorporation shall be final and conclusive and shall be binding upon the Corporation and every stockholder: the amount of the net income of the Corporation for any period and the amount of assets at any time legally available for the payment of dividends, redemption of its shares or the payment of other distributions on its shares; the amount of stated capital, capital surplus, net assets, other surplus, annual or other net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); any interpretation of the terms, preferences, conversion or other rights, voting powers or rights, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption of any class or series of shares of the Corporation; the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Corporation or any shares of the Corporation; the shares of any class of the Corporation; any matter relating to the acquisition, holding and disposition of any assets by the Corporation; any conflict between the MGCL and the provisions set forth in the North American Securities Administrators Association (“NASAA”) Omnibus Guidelines; or any other matter relating to the business and affairs of the Corporation or required or permitted by applicable law or the Bylaws or otherwise to be determined by the board of directors.

(b) Notwithstanding anything to the contrary contained in paragraph (a) above, to the extent the board of directors determines that the MGCL conflicts with the provisions set forth in the NASAA Omnibus Guidelines, the provisions of the NASAA Omnibus Guidelines shall control to the extent such provisions of the MGCL are not mandatory.

ARTICLE V
SHARES

Section 5.1 Authorized Shares. The Corporation has authority to issue 500,000,000 shares, of which 500,000,000 shares are classified as shares of common stock, $0.001 par value per share (“Common Stock”). The aggregate par value of all authorized shares having par value is $500,000. All shares shall be fully paid and nonassessable when issued, and the Corporation shall not make any mandatory assessment against any stockholder beyond such stockholder’s subscription commitment. A majority of the entire board of directors, without any action by the stockholders of the Corporation, may amend these Articles of Incorporation from time to time to increase or decrease the aggregate number of shares, or the number of shares of any class or series that the Corporation has authority to issue. For the avoidance of doubt, any such amendment shall not be deemed to alter or change the powers, preferences, or special rights of any shares.

Section 5.2 Common Stock. Each share of Common Stock shall entitle the holder thereof to one vote. Except as otherwise provided in these Articles of Incorporation, and subject to the express terms of any class or series of Preferred Shares, holders of Common Stock shall have the exclusive right to vote on all matters as to which a stockholder is entitled to vote pursuant to applicable law at all meetings of stockholders. Unless otherwise provided, holders of Common Stock shall not be entitled to preemptive, appraisal, subscription, redemption, sinking fund, or conversion rights. In the event of any voluntary or involuntary liquidation, dissolution or winding up, the aggregate assets available for distribution to holders of Common Stock shall be determined in accordance with applicable law and these Articles of Incorporation. Each holder of Common Stock shall be entitled to receive, ratably with each other holder of Common Stock, that portion of the assets available for distribution as the number of outstanding shares of such class held by such holder bears to the total number of outstanding shares of such class then outstanding. The board of directors may classify or reclassify any unissued shares of Common Stock from time to time, in one or more classes or series of Common Stock or Preferred Shares by setting or changing the preferences, conversion or other rights, voting powers, restrictions, or limitations as to dividends, qualifications, or terms or conditions of redemption of the shares.

Section 5.3 Preferred Shares. The board of directors may authorize the issuance from time to time of shares of preferred stock (“Preferred Shares”) or classify or reclassify any unissued Preferred Shares from time to time, in one or more classes or series of Preferred Shares by setting or changing the preferences, covenants or other rights, voting powers, privileges, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption for each class or series thereof. The classification or reclassification of any class or series of Preferred Shares shall be effective upon the adoption of a resolution by the board of directors setting forth such relative preferences, covenants or other rights, voting powers, privileges, restrictions, limitations as to dividends or other distributions qualifications and terms and conditions of redemption of the Shares of such class or series, whether directly in such resolution or by reference to, or approval of, another document that sets forth such relative preferences, covenants or other rights, voting powers, privileges, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption of such class or series including, without limitation, any registration statement of the Corporation, or as otherwise provided in such resolution. Upon the classification or reclassification of any such class or series, an appendix shall be attached to these Articles of Incorporation (identified as a certificate of designation) to reflect the classification or reclassification of such class or series and the preferences, covenants or other rights, voting powers, privileges, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption thereof, which terms shall be deemed part of the governing instrument of the Corporation; provided that, attachment of an appendix hereto shall not be a condition precedent to the establishment of any class or series in accordance with these Articles of Incorporation.

Section 5.4 Classified or Reclassified Shares. Prior to the issuance of classified or reclassified shares of any class or series, the board of directors by resolution may: (a) designate any shares of the Corporation as a class or series to distinguish such shares from all other classes and series of shares of the Corporation; (b) specify the number of shares to be included in the class or series; and (c) set or change, subject to the express terms of any class or series of shares of the Corporation outstanding at the time, the preferences, covenants or other rights, voting powers, privileges, restrictions, limitations as to dividends or other distributions qualifications and terms and conditions of redemption for each class or series thereof; and (d) cause the Corporation to file articles supplementary with the State Department of Assessments and Taxation of Maryland. Any of the terms of any class or series of shares set or changed pursuant to clause (c) of this Section 5.4 may be made dependent upon facts or events ascertainable outside these Articles of Incorporation (including determinations by the board of directors or other facts or events within the control of the Corporation) and may vary among holders thereof; provided that, the manner in which such facts, events or variations shall operate upon the terms of such class or series of shares is clearly and expressly set forth in the resolution or other instrument establishing any such class or series.

Section 5.5 Deferred Payments. The Corporation shall not have authority to make arrangements for deferred payments on account of the purchase price of the Corporation’s shares unless all of the following conditions are met: (a) such arrangements are warranted by the Corporation’s investment objectives; (b) the period of deferred payments coincides with the anticipated cash needs of the Corporation; (c) the deferred payments shall be evidenced by a promissory note of the stockholder, which note shall be with recourse, shall not be negotiable, shall be assignable only subject to defenses of the maker and shall not contain a provision authorizing a confession of judgment and (d) selling commissions and Front End Fees (defined below) paid upon deferred payments are payable when payment is made on the note. The Corporation shall not sell or assign the deferred obligation notes at a discount. In the event of default in the payment of deferred payments by a stockholder, the stockholder may be subjected to a reasonable penalty.

Section 5.6 Dividends and Distributions.

(a) The board of directors of the Corporation shall cause the Corporation to provide for adequate reserves for normal replacements and contingencies (but the Corporation shall not be required to maintain reserves for payment of fees payable to the Adviser (defined below)) by causing the Corporation to retain a reasonable percentage of proceeds from offerings and revenues.

(b) From time to time and not less than quarterly, the Corporation shall cause the Adviser to review the Corporation’s accounts to determine whether cash distributions are appropriate. The Corporation may, subject to authorization by the board of directors, distribute pro rata to the stockholders funds received by the Corporation and available for distribution, which the Adviser deems unnecessary to retain in the Corporation. The board of directors may authorize the Corporation to declare and pay to stockholders such dividends or distributions, in cash or, subject to the provisions of this Section 5.6(b), other assets of the Corporation or in securities of the Corporation or from any other source as the board of directors in its discretion shall determine. The board of directors shall endeavor to authorize the Corporation to declare and pay such dividends and distributions (i) as shall be necessary for the Corporation to qualify as a “Regulated Investment Company” under the Code, and (ii) to the extent that the board of directors deems it unnecessary for the Corporation to retain funds received by it; provided, however, that in each case, stockholders shall have no right to any dividend or distribution unless and until authorized and declared by the board of directors. The exercise of the powers and rights of the board of directors pursuant to this Section 5.6 shall be subject to the provisions of any class or series of shares at the time outstanding. The receipt by any person in whose name any shares are registered on the records of the Corporation or by his or her duly authorized agent shall be a sufficient discharge for all dividends or distributions payable or deliverable in respect of such shares and from all liability to see to the application thereof. Other than distributions of shares of the Corporation, distributions in kind shall not be permitted, except for distributions of readily marketable securities, distributions of cash from a liquidating trust established for the dissolution of the Corporation and the liquidation of its assets in accordance with the terms of these Articles of Incorporation or distributions in which (i) the board of directors advises each stockholder of the risks associated with direct ownership of the property, (ii) the board of directors offers each stockholder the election of receiving such in-kind distributions, and (iii) in-kind distributions are made only to those stockholders that accept such offer.

Section 5.7 Articles of Incorporation and Bylaws. All persons who acquire shares in the Corporation shall acquire the same subject to the provisions of these Articles of Incorporation and the Bylaws. The board of directors of the Corporation shall have the exclusive power to make, alter, amend or repeal the Bylaws.

Section 5.8 Investor Suitability Standards. Subject to such heightened suitability standards established by individual states set forth in the Prospectus, to become a stockholder, if such prospective stockholder is an individual (including an individual beneficiary of a purchasing Individual Retirement Account), or if the prospective stockholder is a fiduciary (such as a trustee of a trust or corporate pension or profit sharing plan, or other tax-exempt organization, or a custodian under a Uniform Gifts to Minors Act), such individual or fiduciary, as the case may be, must represent to the Corporation, among other requirements as the Corporation may require from time to time:

(a) that such individual (or, in the case of a fiduciary, that the fiduciary account or the donor who directly or indirectly supplies the funds to purchase the Common Stock) has a minimum annual gross income of $70,000 and a Net Worth (excluding home, furnishings and automobiles) of not less than $70,000; or

(b) that such individual (or, in the case of a fiduciary, that the fiduciary account or the donor who directly or indirectly supplies the funds to purchase the Common Stock) has a Net Worth (excluding home, furnishings and automobiles) of not less than $250,000.

Section 5.9 Determination of Suitability of Sale. Each Person selling Common Stock on behalf of the Corporation shall make every reasonable effort to determine that the purchase of Common Stock by a stockholder is a suitable and appropriate investment for such stockholder. In making this determination, each Person selling Common Stock on behalf of the Corporation shall ascertain that the prospective stockholder: (a) meets the minimum income and Net Worth standards established for the Corporation; (b) can reasonably benefit from the Corporation based on the prospective stockholder’s overall investment objectives and portfolio structure; (c) is able to bear the economic risk of the investment based on the prospective stockholder’s overall financial situation; and (d) has apparent understanding of (i) the fundamental risks of the investment; (ii) the risk that the stockholder may lose the entire investment; (iii) the lack of liquidity of the Common Stock; (iv) the restrictions on transferability of the Common Stock; and (v) the tax consequences of the investment.

Each Person selling Common Stock on behalf of the Corporation shall make this determination on the basis of information it has obtained from a prospective stockholder. Relevant information for this purpose will include at least the age, investment objectives, investment experiences, income, Net Worth, financial situation, and other investments of the prospective stockholder, as well as any other pertinent factors.

Each Person selling Common Stock on behalf of the Corporation shall maintain records of the information used to determine that an investment in Common Stock is suitable and appropriate for a stockholder. Each Person selling Common Stock on behalf of the Corporation shall maintain these records for at least six years.

Section 5.10 Fractional Shares. The Corporation shall have authority to issue fractional shares. Any fractional shares of capital stock shall carry proportionately all of the rights of a whole share, including, without limitation, the right to vote and the right to receive dividends and other distributions.

ARTICLE VI
AMENDMENTS; CERTAIN EXTRAORDINARY ACTIONS

Section 6.1 Amendments Generally. Subject to Section 6.2 hereof, the Corporation reserves the right, from time to time, and upon the requisite approval by the board of directors, to make any amendment to these Articles of Incorporation, now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in these Articles of Incorporation, of any outstanding shares, provided that, the board of directors has declared the amendment advisable and submitted it to the stockholders, and provided further that, any amendment to the Articles of Incorporation must be approved by an affirmative vote of holders of Shares entitled to cast a majority (or such greater proportion as maybe required elsewhere in the Articles of Incorporation) of the votes entitled to be cast on the matter. To the extent the requirements of the 1940 Act are revised pursuant to subsequent law or regulation, these Articles of Incorporation shall be deemed to be amended and modified to conform with such requirements.

Section 6.2 Approval of Certain Charter Amendments and Dissolution. Except as otherwise required by applicable law and notwithstanding the provisions of Section 6.1 hereof, the affirmative vote of the holders of shares entitled to cast at least two-thirds of all the votes entitled to be cast on the matter shall be necessary to effect:

(a) Any amendment to these Articles of Incorporation to make the Common Stock a “redeemable security” or to convert the Corporation, whether by merger or otherwise, from a “closed-end company” to an “open-end company” (as such terms are defined in the 1940 Act);

(b) The dissolution of the Corporation; and

(c) Any amendment to Section 4.2, Section 4.6, Section 6.1 or this Section 6.2.

Section 6.3 Execution of Amendments. Upon obtaining such approvals required by these Articles of Incorporation and the Bylaws, and without further action or execution by any other Person, (i) any amendment to these Articles of Incorporation may be implemented and reflected in a writing executed solely by the requisite members of the board of directors, and (ii) the stockholders shall be deemed a party to and bound by such amendment of these Articles of Incorporation.

ARTICLE VII
LIMITATION OF LIABILITY; INDEMNIFICATION AND ADVANCE OF EXPENSES

Section 7.1 Limitation of Stockholder Liability. No stockholder shall be liable for any debt, claim, demand, judgment or obligation of any kind of, against or with respect to the Corporation by reason of being a stockholder, nor shall any stockholder be subject to any personal liability whatsoever, in tort, contract or otherwise, to any Person in connection with the Corporation’s assets or the affairs of the Corporation by reason of being a stockholder.

Section 7.2 Limitation of Director and Officer Liability. Subject to any limitation contained under Maryland law or the federal securities laws, or in this Article VII, no director or officer of the Corporation shall be liable to the Corporation or its stockholders for money damages. Neither the amendment nor repeal of this Section 7.2, nor the adoption or amendment of any other provision of the charter or Bylaws inconsistent with this Section 7.2, shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act that occurred prior to such amendment, repeal or adoption. The Corporation may not incur the cost of that portion of liability insurance that insures the Adviser for any liability as to which the Adviser is prohibited from being indemnified.

Section 7.3

(a) Indemnification. Subject to any limitations set forth in paragraph (b) or (c) below or, with respect to the advancement of expenses, Section 7.4, the Corporation shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, pay or reimburse reasonable expenses as incurred in advance of final disposition of a proceeding to (i) any individual who is a present or former director or officer of the Corporation and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity, (ii) any individual who, while a director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner or director of any corporation, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity or (iii) the Adviser or any of its Affiliates acting as an agent of the Corporation (each such person an “Indemnitee”), in each case to the fullest extent permitted by Maryland law. The Corporation may, with the approval of the board of directors or any duly authorized committee thereof, provide such indemnification and advance for expenses to a Person who served a predecessor of the Corporation in any of the capacities described in (i) or (ii) above and to any employee or agent of the Corporation or the Adviser or a predecessor thereof. The board of directors may take such action as is necessary to carry out this Section 7.3(a). No amendment of these Articles of Incorporation or repeal of any of its provisions shall limit or eliminate the right to indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal.

(b) Notwithstanding anything to the contrary contained in paragraph (a) above, the Corporation shall not provide for indemnification of an Indemnitee pursuant to paragraph (a) for any liability or loss suffered by such Indemnitee, unless all of the following conditions are met:

(i) The Corporation has determined, in good faith, that the course of conduct that caused the loss or liability was in the best interests of the Corporation.

(ii) The Indemnitee was acting on behalf of or performing services for the Corporation.

(iii) The Corporation has determined in good faith, that such liability or loss was not the result of (A) negligence or misconduct, in the case that the Indemnitee is the Adviser or an Affiliate of the Adviser, or an officer of the Corporation, the Adviser or an Affiliate of the Adviser or (B) gross negligence or willful misconduct, in the case that the Indemnitee is a director of the Corporation (and not also an officer of the Corporation, the Adviser or an affiliate of the Adviser).

(iv) Such indemnification or agreement to hold harmless is recoverable only out of assets of the Corporation and not from the stockholders.

(c) Notwithstanding anything to the contrary contained in paragraph (a) above, the Corporation shall not provide indemnification for any loss, liability or expense arising from or out of an alleged violation of federal or state securities laws by an Indemnitee pursuant to paragraph (a) unless one or more of the following conditions are met: (i) there has been a successful adjudication on the merits of each count involving alleged securities law violations as to the Indemnitee, (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the Indemnitee or (iii) a court of competent jurisdiction approves a settlement of the claims against the Indemnitee and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the Securities and Exchange Commission (“SEC”) and of the published position of any state securities regulatory authority in which securities were offered or sold as to indemnification for violations of securities laws.

Section 7.4 Payment of Expenses. The Corporation shall pay or reimburse reasonable legal expenses and other costs as incurred by an Indemnitee in advance of final disposition of a proceeding if all of the following are satisfied: (a) the proceeding relates to acts or omissions with respect to the performance of duties or services on behalf of the Corporation, (b) such Indemnitee provides the Corporation with written affirmation of such Indemnitee’s good faith belief that the standard of conduct necessary for indemnification by the Corporation as authorized by Section 7.3 hereof has been met, (c) the legal proceeding was initiated by a third party who is not a stockholder or, if by a stockholder of the Corporation acting in his or her capacity as such, a court of competent jurisdiction approves such advancement and (d) such Indemnitee provides the Corporation with a written agreement to repay the amount paid or reimbursed by the Corporation, together with the applicable legal rate of interest thereon, in cases in which such Indemnitee is found not to be entitled to indemnification.

Section 7.5 Express Exculpatory Clauses in Instruments. Neither the stockholders nor the directors, officers, employees or agents of the Corporation shall be liable under any written instrument creating an obligation of the Corporation by reason of their being stockholders, directors, officers, employees or agents of the Corporation, and all Persons shall look solely to the Corporation’s net assets for the payment of any claim under or for the performance of that instrument. The omission of the foregoing exculpatory language from any instrument shall not affect the validity or enforceability of such instrument and shall not render any stockholder, director, officer, employee or agent liable thereunder to any third party, nor shall the directors or any officer, employee or agent of the Corporation be liable to anyone as a result of such omission.

Section 7.6 Limitation on Indemnification. The provisions of this Article VII shall be subject to the limitations of the 1940 Act.

Section 7.7 Amendment or Repeal. Neither the amendment nor repeal of this Article VII, nor the adoption or amendment of any other provision of these Articles of Incorporation or Bylaws inconsistent with this Article VII, shall apply to or affect in any respect the applicability of the preceding sections of this Article VII with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

Section 7.8 Non-exclusivity. The indemnification and advancement of expenses provided or authorized by this Article VII shall not be deemed exclusive of any other rights, by indemnification or otherwise, to which any Indemnitee may be entitled under the bylaws, a resolution of stockholders or directors, an agreement or otherwise.

ARTICLE VIII
ADVISER AND ADMINISTRATOR

Section 8.1 Supervision of Adviser and Administrator.

(i) Subject to the requirements of the 1940 Act, the board of directors may exercise broad discretion in allowing the Adviser and, if applicable, the Administrator, to administer and regulate the operations of the Corporation, to act as agent for the Corporation, to execute documents on behalf of the Corporation and to make executive decisions that conform to general policies and principles established by the board of directors. The board of directors shall monitor the Adviser and, if applicable, the Administrator, to assure that the administrative procedures, operations and programs of the Corporation are in the best interests of the stockholders and are fulfilled and that (i) the expenses incurred are reasonable in light of the investment performance of the Corporation, its net assets and its net income, (ii) all Front End Fees shall be reasonable and shall not exceed 18% of the gross proceeds of any offering, regardless of the source of payment, and (iii) the percentage of gross proceeds of any offering committed to Investment in Program Assets shall be at least 82%. All items of compensation to underwriters or dealers, including, but not limited to, selling commissions, expenses, rights of first refusal, consulting fees, finders’ fees and all other items of compensation of any kind or description paid by the Corporation, directly or indirectly, shall be taken into consideration in computing the amount of allowable Front End Fees.

(ii) The board of directors is responsible for determining that compensation paid to the Adviser is reasonable in relation to the nature and quality of services performed and the investment performance of the Corporation and that the provisions of the Investment Advisory Agreement entered into with the Adviser (the “Advisory Agreement”) are being carried out. The board of directors may consider all factors that they deem relevant in making these determinations. So long as the Corporation is a business development company under the 1940 Act, compensation to the Adviser shall be considered presumptively reasonable if the incentive fee is limited to the participation in net gains allowed by the 1940 Act.

Section 8.2 Fiduciary Obligations. Any investment advisory agreement with the Adviser shall provide that the Adviser has a fiduciary responsibility and duty to the Corporation and to the stockholders for the safekeeping and use of all the funds and assets of the Corporation, whether or not in the Adviser’s immediate possession or control, and that the Adviser shall not employ, or permit another to employ, such funds or assets except for the exclusive benefit of the Corporation. The board of directors shall determine whether any successor Adviser possesses sufficient qualifications to perform the advisory function for the Corporation and whether the compensation provided for in its contract with the Corporation is justified.

Section 8.3 Termination. The termination provisions of the Advisory Agreement shall comply with the 1940 Act. The Advisory Agreement shall provide, among other things, that it is terminable by (a) a majority of the independent directors on not less than sixty (60) days’ written notice or (b) the Adviser on not less than sixty (60) days’ written notice, in each case without cause or penalty, and in each case the Adviser shall cooperate with the Corporation and the board of directors in making an orderly transition of the advisory function. The Corporation has caused the Adviser to agree that in the event of a termination of the Advisory Agreement by the Adviser, the Adviser shall pay all direct expenses incurred as a result of its withdrawal.

Section 8.4 Organization and Offering Expenses Limitation. Unless otherwise provided in any resolution adopted by the board of directors, the Corporation shall reimburse the Adviser and its Affiliates for Organization and Offering Expenses incurred by the Adviser or its Affiliates; provided, however, that the total amount of all Organization and Offering Expenses shall be reasonable, as determined by the board of directors, and shall be included in Front End Fees for purposes of the limit on such Front End Fees set forth in Section 8.1.

Section 8.5 Acquisition Fees. Unless otherwise provided in any resolution adopted by the board of directors, the Corporation may pay the Adviser and its Affiliates fees for the review and evaluation of potential investments; provided, however, that the board of directors shall conclude that the total of all Acquisition Fees and Acquisition Expenses shall be reasonable.

Section 8.6 Reimbursement of Adviser. The Corporation shall not reimburse the Adviser or its Affiliates for services for which the Adviser or its Affiliates are entitled to compensation in the form of a separate fee. Excluded from the allowable reimbursement shall be: (a) rent or depreciation, utilities, capital equipment, other administrative items of the Adviser; and (b) salaries, fringe benefits, travel expenses and other administrative items incurred or allocated to any Controlling Person of the Adviser. For purposes of this Section 8.6, “controlling person” means persons with responsibilities similar to those of an executive, or a member of the board of directors, or any person who holds more than 10% of the Adviser’s equity securities or who has the power to control the Adviser. It is not intended that every person with a title connotes having responsibilities similar to those of an executive be considered a controlling person.

Section 8.7 Reimbursement of Administrator. In the event the Corporation executes an agreement for the provision of administrative services, then the Corporation may reimburse the Administrator, at the end of each fiscal quarter, for all expenses of the Corporation incurred by the Administrator as well as the actual cost of goods and services used for or by the Corporation and obtained from entities not Affiliated with the Corporation. The Administrator may be reimbursed for the administrative services necessary for the prudent operation of the Corporation performed by it on behalf of the Corporation; provided, however, the reimbursement shall be an amount equal to the lower of the Administrator’s actual cost or the amount the Corporation would be required to pay third parties for the provision of comparable administrative services in the same geographic location; and provided, further, that such costs are reasonably allocated to the Corporation on the basis of assets, revenues, time records or other method conforming with generally accepted accounting principles. Except as otherwise provided herein, no reimbursement shall be permitted for services for which the Administrator is entitled to compensation by way of a separate fee.

Notwithstanding the foregoing, the Corporation may reimburse the Administrator, under an agreement between the Corporation and the Administrator whereby the Administrator shall provide certain administrative services for the Corporation, for the salaries, rent and travel expenses of executive officers of the Administrator also serving in the capacity of chief financial officer or chief compliance officer of the Corporation, provided such reimbursement is approved annually by the Independent Directors.

ARTICLE IX
INVESTMENT OBJECTIVE AND LIMITATIONS

Section 9.1 Investment Objective. The Corporation’s investment objective is to generate current income and, to a lesser extent, capital appreciation. The independent directors shall review the investment policies of the Corporation with sufficient frequency (not less often than annually) to determine that the policies being followed by the Corporation are in the best interests of its stockholders. Each such determination and the basis therefor shall be set forth in the minutes of the meetings of the board of directors.

Section 9.2 Investments in Other Programs.

(a) The Corporation shall not invest in general partnerships or joint ventures with non-Affiliates that own and operate specific assets, unless the Corporation, alone or together with any publicly registered Affiliate of the Corporation meeting the requirements of subsection (b) below, acquires a controlling interest in such a general partnership or joint venture, but in no event shall the Adviser be entitled to duplicate fees; provided, however, that the foregoing is not intended to prevent the Corporation from carrying out its business of investing and reinvesting its assets in securities of other issuers. For purposes of this Section, “controlling interest” means an equity interest possessing the power to direct or cause the direction of the management and policies of the general partnership or joint venture, including the authority to: (i) review all contracts entered into by the general partnership or joint venture that will have a material effect on its business or assets; (ii) cause a sale or refinancing of the assets or its interest therein subject, in certain cases where required by the partnership or joint venture agreement, to limits as to time, minimum amounts and/or a right of first refusal by the joint venture partner or consent of the joint venture partner; (iii) approve budgets and major capital expenditures, subject to a stated minimum amount; (iv) veto any sale or refinancing of the assets, or alternatively, to receive a specified preference on sale or refinancing proceeds and (v) exercise a right of first refusal on any desired sale or refinancing by the joint venture partner of its interest in the assets, except for transfer to an Affiliate of the joint venture partner.

(b) The Corporation shall have the authority to invest in general partnerships or joint ventures with other publicly registered Affiliates of the Corporation if all of the following conditions are met: (i) the Affiliate and the Corporation have substantially identical investment objectives; (ii) there are no duplicate fees to the Adviser; (iii) the compensation payable by the general partnership or joint venture to the Adviser by each of the Corporation and its Affiliates that invests in such partnership or joint venture is substantially identical; (iv) each of the Corporation and the Affiliate has a right of first refusal to buy if the other party wishes to sell assets held in the joint venture; (v) the investment of each of the Corporation and its Affiliate is on substantially the same terms and conditions and (vi) any prospectus of the Corporation in use or proposed to be used when such an investment has been made or is contemplated discloses the potential risk of impasse on joint venture decisions since neither the Corporation nor its Affiliate controls the partnership or joint venture, and the potential risk that while the Corporation or its Affiliate may have the right to buy the assets from the partnership or joint venture, it may not have the resources to do so.

(c) The Corporation shall have the authority to invest in general partnerships or joint ventures with Affiliates other than publicly registered Affiliates of the Corporation only if all of the following conditions are met: (i) the investment is necessary to relieve the Adviser from any commitment to purchase the assets entered into in compliance with Section 10.1 prior to the closing of the offering period of the Corporation; (ii) there are no duplicate fees to the Adviser; (iii) the investment of each entity is on substantially the same terms and conditions; (iv) the Corporation has a right of first refusal to buy if the Adviser wishes to sell assets held in the joint venture and (v) any prospectus of the Corporation in use or proposed to be used when such an investment has been made or is contemplated discloses the potential risk of impasse on joint venture decisions.

(d) The Corporation may be structured to conduct operations through separate single-purpose entities managed by the Adviser (multi-tier arrangements); provided that the terms of any such arrangements do not result in the circumvention of any of the requirements or prohibitions contained herein or under applicable federal or state securities laws. Any agreements regarding such arrangements shall accompany any prospectus of the Corporation, if such agreement is then available, and the terms of such agreement shall contain provisions assuring that all of the following restrictions apply: (i) there will be no duplication or increase in

Organization and Offering expenses, fees payable to the Adviser, program expenses or other fees and costs; (ii) there will be no substantive alteration in the fiduciary and contractual relationship between the Adviser, the Corporation and the stockholders and (iii) there will be no diminishment in the voting rights of the stockholders.

(e) Other than as specifically permitted in subsections (b), (c) and (d) above, the Corporation shall not invest in general partnerships or joint ventures with Affiliates.

(f) The Corporation shall be permitted to invest in general partnership interests of limited partnerships only if the Corporation, alone or together with any publicly registered Affiliate of the Corporation meeting the requirements of subsection (b) above, acquires a controlling interest, the Adviser is not entitled to any duplicate fees, no additional compensation beyond that permitted under applicable law is paid to the Adviser, and the agreement of limited partnership or other applicable agreement complies with this Section 9.2.

Section 9.3 Other Goods or Services.

(a) In addition to the services to be provided under the Administration Agreement, the Corporation may accept goods or other services provided by the Administrator in connection with the operation of assets, provided that (i) the Administrator, as a fiduciary, determines such self-dealing arrangement is in the best interest of the Corporation; (ii) the terms pursuant to which all such goods or services are provided to the Corporation by the Administrator shall be embodied in a written contract, the material terms of which must be fully disclosed to the stockholders; (iii) the contract may only be modified with approval of holders of a majority of the outstanding voting securities of the Corporation and (iv) the contract shall contain a clause allowing termination without penalty on 60 days’ notice. Without limitation to the foregoing, arrangements to provide such goods or other services must meet all of the following criteria: (x) the Administrator must be independently engaged in the business of providing such goods or services to persons other than its Affiliates and at least 33% of the Administrator’s associated gross revenues must come from persons other than its Affiliates; (y) the compensation, price or fee charged for providing such goods or services must be comparable and competitive with the compensation, price or fee charged by persons other than the Administrator and its Affiliates in the same geographic location who provide comparable goods or services which could reasonably be made available to the Corporation; and (z) except in extraordinary circumstances, the compensation and other material terms of the arrangement must be fully disclosed to the stockholders. Extraordinary circumstances are limited to instances when immediate action is required and the goods or services are not immediately available from persons other than the Administrator and its Affiliates.

(b) Notwithstanding the foregoing clause (a), if the Administrator is not engaged in the business to the extent required by such clause, the Administrator may provide to the Corporation other goods and services if all of the following additional conditions are met: (i) the Administrator can demonstrate the capacity and capability to provide such goods or services on a competitive basis; (ii) the goods or services are provided at the lesser of cost or the competitive rate charged by persons other than the Administrator and its Affiliates in the same geographic location who are in the business of providing comparable goods or services; (iii) the cost is limited to the reasonable necessary and actual expenses incurred by the Administrator on behalf of the Corporation in providing such goods or services, exclusive of expenses of the type which may not be reimbursed under applicable federal or state securities laws and (iv) expenses are allocated in accordance with generally accepted accounting principles and are made subject to any special audit required by applicable federal and state securities laws.

ARTICLE X
CONFLICTS OF INTEREST

Section 10.1 Sales and Leases to the Corporation. Except as otherwise permitted under the 1940 Act or by a determination of the Staff of the SEC under the 1940 Act, the Corporation shall not purchase or lease assets in which the Adviser or any Affiliate thereof has an interest unless all of the following conditions are met: (i) the transaction is fully disclosed to the stockholders either in a periodic report filed with the SEC or otherwise; and (ii) the assets are sold or leased upon terms that are reasonable to the Corporation and at a price not to exceed the lesser of cost or fair market value as determined by an Independent Expert. Notwithstanding anything to the contrary in this Section 10.1, the Adviser may purchase assets in its own name (and assume loans in connection therewith) and temporarily hold title thereto, for the purposes of facilitating the acquisition of the assets, the borrowing of money, obtaining financing for the Corporation, or the completion of construction of the assets, provided that all of the following conditions are met: (a) the assets are purchased by the Corporation at a price no greater than the cost of the assets to the Adviser; (b) all income generated by, and the expenses associated with, the assets so acquired shall be treated as belonging to the Corporation and (iii) there are no other benefits arising out of such transaction to the Adviser.

Section 10.2 Sales and Leases to the Adviser, Directors or Affiliates. Except as otherwise permitted under the 1940 Act, the Corporation shall not sell assets to the Adviser or any Affiliate thereof, unless such sale is duly approved by the holders of a majority of the outstanding voting securities of the Corporation. The Corporation shall not lease assets to the Adviser or any director or Affiliate thereof unless all of the following conditions are met: (a) the transaction is fully disclosed to the stockholders either in a periodic report filed with the SEC or otherwise and (b) the terms of the transaction are fair and reasonable to the Corporation.

Section 10.3 Loans. Except for the advancement of funds pursuant to Sections 7.3 and 7.4, no loans, credit facilities, credit agreements or otherwise shall be made by the Corporation to the Adviser or any Affiliate thereof.

Section 10.4 Commissions on Financing, Refinancing or Reinvestment. Except as otherwise permitted under the 1940 Act or by a determination of the staff of the SEC under the 1940 Act, the Corporation shall not pay, directly or indirectly, a commission or fee to the Adviser or any Affiliate thereof (except as otherwise specified in this Article X) in connection with the reinvestment of Cash Available for Distribution and available reserves or of the proceeds of the resale, exchange or refinancing of assets.

Section 10.5 Other Transactions. Except as otherwise permitted under the 1940 Act or by a determination of the staff of the SEC under the 1940 Act, the Corporation shall not engage in any other transaction with the Adviser or a director or Affiliate thereof unless (a) such transaction complies with the NASAA Omnibus Guidelines and all applicable law and (b) a majority of the directors (including a majority of the independent directors) not otherwise interested in such transaction approve such transaction as fair and reasonable to the Corporation and on terms and conditions not less favorable to the Corporation than those available from non-Affiliated third parties.

Section 10.6. Lending Practices. On financing made available to the Corporation by the Adviser, the Corporation shall cause the Adviser to agree not to receive interest in excess of the lesser of the Adviser’s cost of funds or the amounts that would be charged by unrelated lending institutions on comparable loans for the same purpose. The Corporation shall cause the Adviser to agree not to impose a prepayment charge or penalty in connection with such financing and the Adviser shall not receive points or other financing charges. The Adviser shall be prohibited from providing permanent financing for the Corporation. For purposes of this Section 10.6, “permanent financing” shall mean any financing with a term in excess of 12 months.

Section 10.7 Exchanges. The Corporation may not acquire assets in exchange for capital stock of the Corporation without approval of a majority of the Board of Directors, including a majority of the Independent Directors.

Section 10.8 No Exclusive Agreement. The Corporation shall not grant or entitle the Adviser to an exclusive right to sell or exclusive employment to sell assets for the Corporation.

Section 10.9 Rebates, Kickbacks and Reciprocal Arrangements.

(a) The Corporation shall cause the Adviser to agree that it shall not (A) receive or accept any rebate, give-up or similar arrangement that is prohibited under applicable federal or state securities laws, (B) participate in any reciprocal business arrangement that would circumvent provisions of applicable federal or state securities laws governing conflicts of interest or investment restrictions, or (C) enter into any agreement, arrangement or understanding that would circumvent the restrictions against dealing with affiliates or promoters under applicable federal or state securities laws.

(b) The Corporation shall cause the Adviser to agree that it shall not directly or indirectly pay or award any fees or commissions or other compensation to any person or entity engaged to sell the Corporation’s shares or give investment advice to a potential shareholder; provided, however, that this subsection shall not prohibit the payment to a registered broker-dealer or other properly licensed agent of sales commissions for selling or distributing the Corporation’s shares.

Section 10.10 Commingling. The Corporation shall cause the Adviser to covenant that it shall not permit or cause to be permitted the Corporation’s funds to be commingled with the funds of any other entity. Nothing in this Section 10.10 shall prohibit the Adviser from establishing a master fiduciary account pursuant to which separate sub accounts are established for the benefit of affiliated programs, provided that the Company’s funds are protected from the claims of other programs and creditors of such programs.

ARTICLE XI
STOCKHOLDERS

Section 11.1 Voting Rights of Stockholders. Subject to and in addition to the provisions of any class or series of shares then outstanding and the mandatory provisions of any applicable laws or regulations, including the MGCL, or other provisions of this charter, upon a vote by the holders of a majority of the outstanding shares of the capital stock of the Corporation entitled to vote on the matters, stockholders may, without the necessity for concurrence by the Adviser, direct that the board of directors cause the Corporation to: (a) amend the Advisory Agreement or the Articles of Incorporation; (b) remove the Adviser and elect a new investment adviser; (c) dissolve the Corporation; (d) approve or disapprove the sale of all or substantially all of the assets of the Corporation when such sale is to be made other than in the ordinary course of the Corporation’s business; or (e) cause the merger or other reorganization of the Corporation. Without approval of holders of a majority of shares entitled to vote on the matter, the Corporation shall not permit the Adviser to: (a) amend the Advisory Agreement except for amendments that do not adversely affect the interests of the stockholders; (b) voluntarily withdraw as the Adviser unless such withdrawal would not affect the tax status of the Corporation and would not materially adversely affect the stockholders; (c) appoint a new investment adviser; (d) sell all or substantially all of the Corporation’s assets when such sale is to be made other than in the ordinary course of the Corporation’s business; or (e) cause the merger or other reorganization of the Corporation. With respect to any shares owned by the Adviser, the Adviser may not vote or consent on matters submitted to the stockholders regarding the removal of the Adviser or regarding any transaction between the Corporation and the Adviser. In determining the existence of the requisite percentage of the Corporation’s shares entitled to vote on the matter and necessary to approve a matter on which the Adviser may not vote or consent pursuant to this Section 11.1, any of the Corporation’s shares entitled to vote on the matter and owned by the Adviser shall not be included.

Section 11.2 Voting Limitations on Shares Held by the Adviser, Directors and Affiliates. With respect to shares owned by the Adviser, any director, or any of their Affiliates, the Corporation shall require that the Adviser, such director(s), and any of their Affiliates agree not to vote or consent on matters submitted to the stockholders regarding the removal of the Adviser, such director(s) or any of their Affiliates or any transaction between the Corporation and any of them. In determining the requisite percentage in interest of shares necessary to approve a matter on which the Adviser, such director(s) and any of their Affiliates may not vote or consent, any shares owned by any of them shall not be included.

Section 11.3 Right of Inspection. Any stockholder and any designated representative thereof shall be permitted access to the records of the Corporation to which it is entitled under applicable law at all reasonable times, and may inspect and copy any of them for a reasonable charge. Inspection of the Corporation’s books and records by the office or agency administering the securities laws of a jurisdiction shall be provided upon reasonable notice and during normal business hours. Information regarding stockholders’ right to access the Corporation’s records pertaining to its stockholders is set forth in the Bylaws.

Section 11.4 Reports.

(a) The Corporation shall cause to be prepared and mailed or delivered by any reasonable means, including an electronic medium, to each stockholder as of a record date after the end of the fiscal year and each holder of other publicly held securities within 120 days after the end of the fiscal year to which it relates an annual report for each fiscal year ending after the commencement of the Corporation’s initial public offering that shall include: (a) financial statements prepared in accordance with generally accepted accounting principles which are audited and reported on by independent certified public accountants; (b) a report of the activities of the Corporation during the period covered by the report; and (c) where forecasts have been provided to the stockholders, a table comparing the forecasts previously provided with the actual results during the period covered by the report; and (d) a report setting forth distributions to stockholders for the period covered thereby and separately identifying distributions from: (i) cash flow from operations during the period, (ii) Cash Flow from operations during a prior period which have been held as reserves, (iii) proceeds from disposition of assets of the Corporation; and (iv) reserves from the gross proceeds. Such annual report must also contain a breakdown of the costs reimbursed to the Adviser. The Corporation shall take reasonable steps to ensure that, (A) within the scope of the annual audit of the Adviser’s financial statements, the independent certified public accountants preparing such annual report will issue a special report on the allocation of such costs to the Corporation in accordance with the investment advisory agreement, (B) the special report shall be in accordance with the American Institute of Certified Public Accountants United States Auditing Standards relating to special reports, (C) the additional costs of such special report will be itemized and may be reimbursed to the Adviser by the Corporation in accordance with this Section only to the extent that such reimbursement, when added to the cost for administrative services rendered, does not exceed the competitive rate for such services as determined above, (D) the special report shall at minimum provide: a review of the time records of individual employees, the costs of whose services were reimbursed; and a review of the specific nature of the work performed by each such employee, and (E) the prospectus, prospectus supplement or periodic report as filed with the Securities and Exchange Commission shall disclose in tabular form an itemized estimate of such proposed expenses for the next fiscal year together with a breakdown by year of such expenses reimbursed in each of the last five public programs formed by the Adviser.

(b) The Corporation shall cause to be prepared and mailed or delivered to each stockholder within 60 days after the end of each fiscal quarter of the Corporation, the Corporation’s Quarterly Report on Form 10-Q (“Form 10-Q”), if required (or, at the board of directors’ discretion, a report containing the same financial information contained in Form 10-Q).

(c) The Corporation shall cause to be prepared and mailed or delivered within 75 days after the end of each fiscal year of the Corporation to each Person who was at any time during such fiscal year a stockholder all information necessary for the preparation of the stockholders’ federal income tax returns.

(d) If stock has been purchased on a deferred payment basis, on which there remains an unpaid balance during any period covered by any report required by Sections 1 and 2 of this Article XII above; then such report shall contain a detailed statement of the status of all deferred payments, actions taken by the Corporation in response to any defaults, and a discussion and analysis of the impact on capital requirements of the Corporation.

Section 11.5 Special Meetings. The Chairman of the Board, the chief executive officer, the president or the Board may call a special meeting of the stockholders. Subject to Article II, Section 3(b) of the Corporation’s Bylaws, the secretary of the Corporation shall call a special meeting of stockholders upon the written request of stockholders of record (or their agents duly authorized in a writing accompanying the request) as of the relevant record date entitled to cast not less than ten percent (10%) (the “Special Meeting Percentage”) of all of the votes entitled to be cast at such meeting (the “Special Meeting Request”); provided, that the Special Meeting Percentage shall be a majority of all of the votes entitled to be cast at such meeting if and to the extent the shares of Common Stock are qualified as “covered securities,” within the meaning of Section 18 of the Securities Act. All other information regarding stockholder meetings, including special meetings of stockholders, is set forth in the Bylaws.

ARTICLE XII
ROLL-UP TRANSACTIONS

Section 12.1 Roll-up Transactions. In connection with any proposed Roll-Up Transaction (defined below), an appraisal of all of the Corporation’s assets shall be obtained from a competent Independent Expert. The Corporation’s assets shall be appraised on a consistent basis, and the appraisal shall be based on the evaluation of all relevant information and shall indicate the value of the assets as of a date immediately prior to the announcement of the proposed Roll-Up Transaction. To the extent the appraisal is included in a prospectus filed with the SEC used to offer securities of a Roll-Up Entity, such appraisal shall be filed as an exhibit to the registration statement of which such prospectus is a part and the issuer using such appraisal shall be subject to liability under Section 11 of the Securities Act of 1933, as amended for any material misrepresentations or material omissions in the appraisal. The appraisal shall assume an orderly liquidation of the assets over a twelve-month period. The terms of the engagement of the Independent Expert shall clearly state that the engagement is for the benefit of the Corporation and the stockholders. A summary of the appraisal, indicating all material assumptions underlying the appraisal, shall be included in a report to stockholders in connection with a proposed Roll-Up Transaction. In connection with a proposed Roll-Up Transaction, the Person sponsoring the Roll-Up Transaction shall offer to stockholders who vote against the proposed Roll-Up Transaction the choice of:

(a) accepting the securities of a Roll-Up Entity offered in the proposed Roll-Up Transaction; or

(b) one of the following:

(i) remaining as stockholders and preserving their interests therein on the same terms and conditions as existed previously; or

(ii) receiving cash in an amount equal to the stockholder’s pro rata share of the appraised value of the net assets of the Corporation.

The Corporation is prohibited from participating in any proposed Roll-Up Transaction:

(a) that would result in the stockholders having voting rights in a Roll-Up Entity that are less than the rights provided for in the second sentence of Section 11.1 hereof;

(b) that includes provisions that would operate as a material impediment to, or frustration of, the accumulation of shares by any purchaser of the securities of the Roll-Up Entity (except to the minimum extent necessary to preserve the tax status of the Roll-Up Entity), or which would limit the ability of an investor to exercise the voting rights of its securities of the Roll-Up Entity on the basis of the shares held by that investor;

(c) in which investor’s rights to access of records of the Roll-Up Entity will be less than those described in Section 11.3 hereof; or

(d) in which any of the costs of the Roll-Up Transaction would be borne by the Corporation if the Roll-Up Transaction is rejected by the stockholders.

Section 12.2 Filing of Appraisal. To the extent that an appraisal shall be obtained from a competent Independent Expert, as provided for in Section 12.1 hereto, and such appraisal is used to offer the securities of a Roll-Up Entity, such appraisal shall be filed with the SEC and any state administrator as an exhibit to the registration statement for the offering.

ARTICLE XIII
~~LISTING~~[RESERVED]

~~Notwithstanding anything to the contrary, the following articles and sections of this charter shall apply for only so long as a Listing has not occurred: Section 4.6(b), Section 5.5 Deferred Payments, Section 5.6 Dividends and Distributions, Section 5.8 Suitability Standards, Section 5.9 Determination of Suitability of Sale, Section 6.2 Approval of Certain Charter Amendments and Dissolution, Section 7.3(b), Section 7.3(c), Article VIII Adviser and Administrator, Article IX Investment Objectives and Limitations, Article X Conflicts of Interest, Article XI Stockholders and Article XII Roll-Up Transactions.~~

ARTICLE XIV
DEFINITIONS

As used in these Articles of Incorporation, the following terms shall have the following meanings unless the context otherwise requires:

Acquisition Expenses. The term “Acquisition Expenses” shall mean any and all expenses incurred by the Corporation, the Adviser, or any Affiliate of either in connection with the initial purchase or acquisition of assets, whether or not acquired, by the Corporation, including, without limitation, legal fees and expenses, travel and communications expenses, accounting fees and expenses, any commission, selection fee, supervision fee, financing fee, non-recurring management fee or any fee of a similar nature, however designated.

Acquisition Fee. The term “Acquisition Fee” shall mean any and all fees and commissions, exclusive of Acquisition Expenses, paid by any Person to any other Person (including any fees or commissions paid by or to any Affiliate of the Corporation or the Adviser) in connection with the initial purchase or acquisition of assets by the Corporation. Included in the computation of such fees or commissions shall be any commission, selection fee, supervision fee, financing fee, non-recurring management fee or any fee of a similar nature, however designated.

Administrator. The term “Administrator” means the Person or Persons, if any, appointed, employed or contracted with by the Corporation pursuant to an Administration Agreement to provide the administrative services necessary for the operation of the Corporation, including any Person to whom the Administrator subcontracts any and all such services and including any successor to an Administrator who enters into an administrative agreement with the Corporation or who subcontracts with a successor Administrator.

Adviser. The term “Adviser” shall mean CION Investment Management, LLC, the Corporation’s investment adviser, or any successor to CION Investment Management, LLC.

Affiliate or Affiliated. The term “Affiliate” or “Affiliated” shall mean, with respect to any Person, (i) any Person directly or indirectly owning, controlling or holding, with the power to vote, ten percent or more of the outstanding voting securities of such other Person; (ii) any Person ten percent (10%) or more of whose outstanding voting securities are directly or indirectly owned, controlled or held, with the power to vote, by such other Person; (iii) any Person directly or indirectly controlling, controlled by or under common control with such other Person; (iv) any executive officer, director or general partner of such other Person; and (v) any legal entity for which such Person acts as an executive officer, director, or general partner.

Assessment. The term “Assessment” shall mean any additional amounts of capital which may be mandatorily required of, or paid voluntarily by, a stockholder beyond his or her subscription commitment excluding deferred payments.

Beneficial Ownership. The term “Beneficial Ownership” (unless indicated otherwise) shall mean ownership of Common Stock by a Person, whether the interest in Common Stock is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code. The terms “Beneficial Owner,” “Beneficially Owns” and “Beneficially Owned” shall have the correlative meanings.

Capital Contributions. The term “Capital Contributions” shall mean the total investment, including the original investment and amounts reinvested pursuant to a distribution reinvestment plan, in the Corporation by a stockholder or by all stockholders, as the case may be. Unless otherwise specified, Capital Contributions shall be deemed to include principal amounts to be received on account of deferred payments.

Cash Available for Distribution. The term “cash available for distribution” shall mean Cash Flow plus cash funds available for distribution from Corporation reserves less amounts set aside for restoration or creation of reserves.

Cash Flow. The term “Cash Flow” shall mean Corporation cash funds provided from operations, without deduction for depreciation, but after deducting cash funds used to pay all other expenses, debt payments, capital improvements and replacements. Cash withdrawn from reserves is not Cash Flow.

Code. The term “Code” shall mean the Internal Revenue Code of 1986, as amended.

Front End Fees. The term “Front End Fees” shall mean fees and expenses paid by any party for any services rendered to organize the Corporation and to acquire assets for the Corporation, including Organization and Offering Expenses, Acquisition Fees, Acquisition Expenses, and any other similar fees, however designated by the Adviser.

Independent Expert. The term “Independent Expert” shall mean a Person with no material current or prior business or personal relationship with the Adviser who is engaged to a substantial extent in the business of rendering opinions regarding the value of assets of the type held by the Corporation, and who is qualified to perform such work.

Initial Public Offering. The term “Initial Public Offering” shall mean the first offering of the Common Stock pursuant to an effective registration statement filed under the Securities Act of 1933, as amended.

Investment in Program Assets. The term “Investment in Program Assets” shall mean the amount of Capital Contributions actually paid or allocated to the purchase or development of assets acquired by the Corporation (including working capital reserves allocable thereto, except that working capital reserves in excess of three percent (3%) shall not be included) and other cash payments such as interest and taxes, but excluding Front End Fees.

Listing. The term “Listing” means the listing of the shares of Common Stock (or any successor thereof) on a national securities exchange or national securities association registered with the SEC or the receipt by the Stockholders of Securities that are approved for trading on a national securities exchange or national securities association registered with the SEC in exchange for Common Stock. The term “Listed” shall have the correlative meaning. With regard to the Common Stock, upon commencement of trading of the Common Stock on a national securities exchange or national securities association registered with the SEC, the Common Stock shall be deemed Listed.

Net Worth. The term “Net Worth” shall mean the excess of total assets over total liabilities as determined by generally acceptable accounting principles.

Organization and Offering Expenses. The term “Organization and Offering Expenses” shall mean any and all costs and expenses incurred by and to be paid from the assets of the Corporation in connection with the formation, qualification and registration of the Corporation, and the marketing and distribution of Common Stock, including, without limitation, total underwriting and brokerage discounts and commissions (including fees of the underwriters’ attorneys), expenses for printing, engraving, amending, supplementing, mailing and distributing costs, salaries of employees while engaged in sales activity, telephone and other telecommunications costs, all advertising and marketing expenses (including the costs related to investor and broker-dealer sales meetings), charges of transfer agents, registrars, directors, escrow holders, depositories, experts, fees, expenses and taxes related to the filing, registration and qualification of the sale of the Common Stock under federal and state laws, including taxes and fees and accountants’ and attorneys’ fees.

Person. The term “Person” shall mean an individual, corporation, partnership, estate, trust (including a trust qualified under Sections 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity and also includes a group as that term is used for purposes of Section 13(d)(3) of the 1934 Act and a group to which an Excepted Holder Limit applies.

Roll-Up Entity. The term “Roll-Up Entity” shall mean a partnership, trust, corporation, or similar entity that would be created or would survive after the successful completion of a proposed Roll-Up Transaction.

Roll-Up Transaction. The term “Roll-Up Transaction” shall mean a transaction involving the acquisition, merger, conversion or consolidation either directly or indirectly of the Corporation and the issuance of securities of a Roll-Up Entity to the stockholders. Such term does not include:

(a) a transaction involving securities of the Corporation that have been for at least twelve months listed on a national securities exchange; or

(b) a transaction involving the conversion to corporate, trust or association form of only the Corporation, if, as a consequence of the transaction, there will be no significant adverse change in any of the following:

(i) stockholders’ voting rights;

(ii) the term of existence of the Corporation;

(iii) Sponsor or Adviser compensation; or

(iv) the Corporation’s investment objectives.

Sponsor. The term “Sponsor” shall mean any Person which (i) is directly or indirectly instrumental in organizing, wholly or in part, the Corporation, (ii) will control, manage or participate in the management of the Corporation, and any Affiliate of any such Person, (iii) takes the initiative, directly or indirectly, in founding or organizing the Corporation, either alone or in conjunction with one or more other Persons, (iv) receives a material participation in the Corporation in connection with the founding or organizing of the business of the Corporation, in consideration of services or property, or both services and property, (v) has a substantial number of relationships and contacts with the Corporation, (vi) possesses significant rights to control assets, (vii) receives fees for providing services to the Corporation which are paid on a basis that is not customary in the industry or (viii) provides goods or services to the Corporation on a basis which was not negotiated at arm’s-length with the Corporation. “Sponsor” does not include any Person whose only relationship with the Corporation is that of an independent manager of the assets and whose only compensation is as such, or wholly independent third parties such as attorneys, accountants and underwriters whose only compensation is for professional services.

ARTICLE XV
MISCELLANEOUS

Section 15.1 Provisions in Conflict with Law or Regulations.

(a) If and to the extent that any provision of the MGCL or any provision of these Articles of Incorporation or Bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act shall control; provided, however, that such conflict shall not affect any of the remaining provisions of these Articles of Incorporation or the Bylaws or render invalid or improper any action taken or omitted prior to such determination.

(b) If any provision of these Articles of Incorporation or the Bylaws shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall, not in any manner affect such provision in any other jurisdiction or any other provision of these Articles of Incorporation or the Bylaws in any jurisdiction.

THIRD: The amendment to and restatement of the Articles of Incorporation as hereinabove set forth have been duly advised by the board of directors and approved by the stockholders of the Corporation as required by law.

FOURTH: The current address of the principal office of the Corporation in Maryland is as set forth in Article III of the foregoing amendment and restatement of the Articles of Incorporation.

FIFTH: The name and address of the Corporation’s current resident agent in Maryland is as set forth in Article III of the foregoing amendment and restatement of the Articles of Incorporation.

SIXTH: The number of directors of the Corporation and the names of those currently in office are set forth in Article IV of the foregoing amendment and restatement of these Articles of Incorporation.

SEVENTH: The total number of shares of capital stock which the Corporation had authority to issue immediately prior to the foregoing amendment and restatement of the Articles of Incorporation was 500,000,000 shares of Common Stock, $0.001 par value per share.

EIGHTH: The total number of shares of capital stock which the Corporation has authority to issue after giving effect to the amendments set forth in the foregoing amendment and restatement of the Articles of Incorporation is 500,000,000 shares of Common Stock, $0.001 par value per share.

NINTH: The undersigned Co-Chief Executive Officer acknowledges these Articles of Amendment and Restatement of the Articles of Incorporation to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned Chief Executive Officer acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

IN WITNESS WHEREOF, the Corporation has caused these Third Articles of Amendment and Restatement of the Articles of Incorporation to be signed in its name and on its behalf by its Co-Chief Executive Officer as of ~~August 14~~May [  ], 2017~~2~~.

CĪON Investment Corporation
Attest: Secretary	By: Co-Chief Executive Officer

Vote this proxy card TODAY!
Your prompt response will save the expense of additional mailings.

CĪON INVESTMENT CORPORATION

3 Park Avenue, 36th Floor
New York, NY 10016

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 25, 2017

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of CĪON Investment Corporation (“Board” or “Directors”), a Maryland corporation (the “Company”), for use at the Annual Meeting of Shareholders of the Company to be held at 9:30 A.M. Eastern Time on Thursday, May 25, 2017, at the offices of the Company, 3 Park Avenue, 36th Floor, New York, NY 10016, and any adjournments thereof (the “Annual Meeting”). This Proxy Statement and the accompanying materials are being mailed to shareholders of record described below on or about April 3, 2017 and are available at www.cioninvestments.com.

The undersigned hereby appoints Michael A. Reisner and Stephen Roman, and each of them, as proxies of the undersigned with full power of substitution in each of them, to attend the Annual Meeting and vote as designated on the reverse side all of the shares of stock (“Shares”) held of record by the undersigned. All properly executed proxies representing Shares received prior to the Annual Meeting will be voted in accordance with the instructions marked thereon. If no specification is made, the Shares will be voted FOR the proposal to elect directors, FOR the proposal to ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm and FOR the proposal to delete Article XIII of the Company’s charter (the “Charter”), which currently provides for the automatic repeal of certain sections and articles of the Charter upon a listing of the Shares (the “Proposed Charter Amendment”). If any other business is presented at the meeting, this proxy will be voted by the proxies in their best judgment, including a motion to adjourn or postpone the meeting to another time and/or place for the purpose of soliciting additional proxies. At the present time, the Board knows of no other business to be presented at the meeting. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise. Shareholders who execute proxies may revoke them with respect to a proposal by attending the Annual Meeting and voting his or her Shares in person, or by submitting a letter of revocation or a later-dated proxy to the Company at the above address prior to the date of the Annual Meeting.

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE

Dated

Signature(s) (Title(s), if applicable)       (Sign in the Box)

Note:  Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person’s title.

Please refer to the Proxy Statement discussion of this matter.
IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING:

Please fill in box(es) as shown using black or blue ink or number 2 pencil. ■	FOR all nominees listed (except as noted on the line at left)	WITHHOLD authority to vote for all nominees
PLEASE DO NOT USE FINE POINT PENS.
1. To elect the nominees specified below as Directors:
(01) Robert A. Breakstone	☐	☐
(02) Aron I. Schwartz
____________________________
(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line above.)

	FOR	AGAINST	ABSTAIN
2. To ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.	☐	☐	☐
	FOR	AGAINST	ABSTAIN
3. To approve the Proposed Charter Amendment.	☐	☐	☐
4. To transact such other business as may properly come before the Annual Meeting, or any adjournments thereof.

PLEASE SIGN ON REVERSE SIDE